Schedule 14A
(Rule 14A-101)
Information Required In Proxy Statement
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

TSB Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):

☑	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
REVOCATION OF PROXY
DESCRIPTION OF COMMON STOCK
QUORUM AND VOTING
BENEFICIAL OWNERSHIP OF COMMON STOCK BY DIRECTORS, MANAGEMENT AND PRINCIPAL SHAREHOLDERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ACTION TO BE TAKEN UNDER THE PROXY
PROPOSAL ONE
PROPOSAL TWO
PROPOSAL THREE
PROPOSAL FOUR
BOARD OF DIRECTORS AND GOVERNANCE MATTERS
CERTAIN TRANSACTIONS
AUDIT COMMITTEE REPORT
AVAILABLE INFORMATION
SHAREHOLDERS’ PROPOSALS
OTHER MATTERS

TSB Financial Corporation
1057 Providence Road
Charlotte, North Carolina 28207

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 22, 2007

To the shareholders:
     Notice is hereby given that the Annual Meeting of shareholders (the “Annual Meeting”) of TSB Financial Corporation, a North Carolina corporation (the “Company”), will be held on May 22, 2007, for the following purposes:
(1)	To elect twelve (12) nominees to the Board of Directors;

(2)	To adopt the “TSB Financial Corporation 2007 Employee Stock Purchase Plan”;

(3)	To adopt a new equity-based incentive plan entitled “TSB Financial Corporation 2007 Stock Incentive Plan”;

(4)	To ratify the Board of Directors’ selection of Dixon Hughes PLLC as the Company’s independent certified accountants for the year ending December 31, 2007; and

(5)	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
     You are cordially invited to attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, please date, sign and promptly return the enclosed proxy in the enclosed, self-addressed, stamped envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. In any event, a proxy may be revoked at any time before it is exercised. Enclosed are the Company’s 2006 Annual Report on Form 10-KSB and a 2006 Summary Annual Report. We look forward to seeing as many of you as possible at the meeting.
     By Order of the Board of Directors

/s/ James H. Barnhardt, Jr.	/s/ John B. Stedman, Jr.

James H. Barnhardt, Jr.	John B. Stedman, Jr.
Chairman of the Board	President and Chief Executive Officer
Charlotte, North Carolina
March 23, 2007

TSB Financial Corporation
1057 Providence Road
Charlotte, North Carolina 28207

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 22, 2007

     This Proxy Statement is being sent to shareholders of TSB Financial Corporation, a North Carolina corporation (the “Company”), in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of shareholders (the “Annual Meeting”) of the Company to be held at the Myers Park Country Club at 2415 Roswell Avenue, Charlotte, North Carolina at 5:30 p.m., on May 22, 2007, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of shareholders. The Company will bear the entire cost of preparing this Proxy Statement and of soliciting proxies. Proxies may be solicited by directors, officers and regular employees of the Company or its subsidiary, The Scottish Bank (the “Bank”), in person or by mail, telephone, telecopy or telegraph. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock of the Company held of record by such persons, and the Company will reimburse the reasonable forwarding expenses. This Proxy Statement and the enclosed form of proxy were first mailed to shareholders on or about March 27, 2007.
REVOCATION OF PROXY
     Any shareholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by (a) executing and delivering to the Company a written notice which by its terms revokes the proxy, (b) executing and delivering to the Company a later-dated proxy or (c) attending the meeting and either giving notice to Jan H. Hollar, Secretary of the Company, of such revocation or announcing such revocation in the meeting.
DESCRIPTION OF COMMON STOCK
     The voting securities of the Company are shares of its common stock, $.01 par value (the “Common Stock”). Each share of Common Stock entitles the holder thereof to one vote. At March 13, 2007, there were outstanding and entitled to vote 999,503 shares of Common Stock held of record by approximately 825 shareholders. Only shareholders of record at the close of business on March 13, 2007 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.
QUORUM AND VOTING
     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the shareholders present and entitled to vote have the power to adjourn the meeting from time to time by the vote of a majority of the votes cast on the motion to adjourn, without notice other than an announcement at the meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified. On all matters submitted to a vote of the shareholders at the Annual Meeting or any adjournment thereof, each shareholder will be entitled to one vote for each share of the Common Stock owned of record by such shareholder at the close of business on March 13, 2007. In the election of directors, those candidates who receive the greatest number of votes cast at the meeting by the shareholders entitled to vote will be deemed elected, even if a candidate does not receive a majority of the votes cast. All other actions must be approved by a majority of the votes cast either “For” or “Against” the action. With respect to votes taken on the matters proposed to be acted on at the Annual Meeting, abstentions and broker non-votes will not be counted as votes on the proposals in question.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY DIRECTORS,
MANAGEMENT AND PRINCIPAL SHAREHOLDERS
     The following table sets forth the number and percentage of outstanding shares beneficially owned as of December 31, 2006 by (i) each director of the Company, (ii) executive officers named in the Summary Compensation Table included herein, (iii) executive officers and directors of the Company as a group, and (iv) shareholders owning more than five percent of the outstanding shares of the Company’s Common Stock.

	Amount and Nature		Percent of
Name	of Beneficial Ownership (1)		Common Stock

William B. Allen	66,455	(3)	6.68

James H. Barnhardt, Jr.	21,573	(2)(4)	2.17

William B. Barnhardt	17,712	(5)	1.78

Amy Rice Blumenthal	11,092	(2)(6)	1.12

P.W. Davis, III	15,617	(2)	1.57

Jubal A. Early	9,429	(2)(7)	*

Herbert L. Harriss	2,662	(8)	*

William States Lee, IV	9,296	(2)	*

Donald J. Sherrill	5,768	(9)	*

Marc H. Silverman	28,034	(2)(10)	2.42

John B. Stedman, Jr.	77,228	(11)	7.52

David J. Zimmerman	12,143	(2)(12)	1.22

Robert C.M. Thomas	12,557	(13)	1.40

R. Allan Schlick	264		*

All Directors and Executive Officers as a group (15 persons)	293,626	(14)	26.39

*	Less than one percent
(1)	Unless otherwise indicated, each individual has sole voting and investment power with respect to all shares beneficially owned by such individual, and no shares are pledged to third parties.
(2)	The amount includes beneficial ownership of 7,299 shares represented by options granted under the Company’s 1999 Stock Option Plan for Directors.
(3)	Includes 9,295 shares that Mr. Allen has the right to acquire from the Company pursuant to options granted under the 1999 Stock Option Plan for Directors.
(4)	Includes 799 shares held by Sadler H. Barnhardt, Trustee, James H. Barnhardt, Jr. Marital Trust, 4,158 shares held by Mr. Barnhardt’s wife.
(5)	Includes 9,295 shares that Mr. Barnhardt has the right to acquire from the Company pursuant to options granted under the 1999 Stock Option Plan for Directors. Also includes 798 shares held by William B. Barnhardt, Trustee, Irrevocable Trust U/A 12/4/92.
(6)	Includes 1,663 shares held by Ms. Blumenthal’s children.
(7)	Includes 2,130 shares held by the Jubal and Tina Early Limited Partnership, of which Mr. Early is a general partner.
(8)	Includes 2,662 shares held by Mrs. Harriss.
(9)	Includes 2,640 shares that Mr. Sherrill has the right to acquire pursuant to options granted under the 1999 Stock Option Plan for Directors, and 998 shares held by Mr. Sherrill’s children.
(10)	Includes 3,328 shares held by Mr. Silverman’s wife.
(11)	Includes 41,358 shares represented by options granted under the 1999 Employee Stock Option Plan, 831 shares held by Mr. Stedman’s wife, and 2,263 shares held by Mr. Stedman’s children.
(12)	Includes 3,183 shares held by Mr. Zimmerman’s wife, and 829 shares held by Mr. Zimmerman’s children.
(13)	Includes 12,931 shares that Mr. Thomas has the right to acquire from the Company pursuant to options granted under the 1999 Employee Stock Option Plan, and 66 shares held by Mr. Thomas’ children.
(14)	Includes 171,641 shares purchasable under options granted under the 1999 Stock Option Plan for Directors and the 1999 Employee Stock Option Plan.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16 of the Exchange Act requires our directors and executive officers to file reports with the Securities and Exchange Commission indicating their holdings of and transactions in our equity securities and to provide copies of such reports to us. Based solely upon our review of such copies or written representations related thereto, we believe that all Section 16 reports of our directors and executive officers were filed on a timely basis in 2006, except for a Form 4 filing related to a stock option to purchase 2,025 shares of Common Stock granted to Mrs. Hollar, which was due on September 9, 2006 and filed on September 12, 2006 with the FDIC.
ACTION TO BE TAKEN UNDER THE PROXY
     The shares represented by the enclosed form of proxy, if properly dated, executed and returned, will be voted at the Annual Meeting or any adjournment thereof in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specified matter will be voted as follows: (a) “FOR” the election of the twelve persons named in this Proxy Statement as nominees for election to the Board of Directors; (b)”FOR” the adoption of the TSB Financial Corporation 2007 Employee Stock Purchase Plan; (c) “FOR” adoption of the “TSB Financial Corporation 2007 Stock Incentive Plan;” (d) “FOR” the ratification of the Board of Directors’ selection of Dixon Hughes PLLC as the Company’s independent public accountants for the fiscal year ending December 31, 2007; and (e) in the discretion of the proxy holders, in the transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof. The Board of Directors knows of no matters, other than those stated above, to be presented for consideration at the Annual Meeting. If, however, other matters properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment on any such matters. The persons named in the accompanying proxy may also, if it is deemed advisable, vote such proxy to adjourn the Annual Meeting from time to time.

PROPOSAL ONE
ELECTION OF DIRECTORS
     Pursuant to the Company’s articles of incorporation, the number of directors constituting the Board of Directors shall not be less than eight and not more than twenty as may be fixed or changed from time to time, within the minimum and the maximum, by the Board of Directors. Currently, the number of directors is fixed at twelve. The Company’s articles of incorporation classify the Board into three classes as equal in number as possible serving staggered three year terms. Four members will serve until the Annual Meeting of Shareholders to be held in 2008. Four members will serve until the Annual Meeting of Shareholders to be held in 2009, and four members will serve until the Annual Meeting of shareholders to be held in 2010.
     The following tables set forth certain information with respect to the directors who are nominees for election to the Board of Directors of the Company. All nominees, with the exception of Mr. Harriss, served as directors of the Bank prior to the incorporation of the Company in 2006, which was for the sole purpose of acquiring the Bank through a share exchange and serving as the holding company of the Bank. Service periods below include service as a director of the Bank. Mr. Harriss was appointed to the Board on November 28, 2006. Mr. Harriss was recommended for service on the Board by Mr. Stedman and confirmed by the Executive Committee, acting in its capacity as nominating committee.
     Nominees for election to a one-year term expiring in 2008:

		Director
Name and Age	Principal Occupation During Past Five Years	Since

James H. Barnhardt, Jr., 62	Director and Vice President (retired), Barnhardt Manufacturing Co., (textile manufacturer)	1998

William States Lee, IV, 51	President, Addison Realty Advisors, LLC (real estate management and development)	1998

Marc H. Silverman, 68	Manager, M. David Properties (real estate development)	1998

John B. Stedman, Jr., 45	President and CEO, TSB Financial Corporation, and The Scottish Bank	1998
     Nominees for election to a two-year term expiring in 2009:

		Director
Name and Age	Principal Occupation During Past Five Years	Since

P. W. Davis, III, 67	President, The Colville Group (insurance sales)	1998

Jubal A. Early, 46	Senior Vice President, Lincoln Harris (real estate management and development)	1998

Herbert L. Harriss, 64	Principal, Baxter-Harriss Co. Inc. (warehousing and logistics, 2005-Present), Senior Vice President and Director, LOGISCO (until 2005)	2006

Donald J. Sherrill, 53	President and Chief Operating Officer, SteelFab, Inc.(steel construction and fabrication)	2002

     Nominees for election to a three-year term expiring in 2010:

		Director
Name and Age	Principal Occupation During Past Five Years	Since

William B. Allen, 57	President, Republic Crane and Equipment Company (heavy equipment sales)	1998

William B. Barnhardt, 55	President, Technical Textiles, LLC (specialty narrow fabrics)	1998

Amy Rice Blumenthal, 54	President, Alry Publications, Inc. (sheet music publications)	1998

David J. Zimmerman, 45	President, Southern Shows, Inc. (trade and consumer show management)	1998
     No directors or named executive officers are related to other directors or executive officers.
     Should any nominee named herein for the office of director become unable or unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election of such other persons as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any nominee named above will be unable or unwilling to serve if elected.
     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL OF THE ABOVE NOMINEES FOR ELECTION AS DIRECTORS. THE TWELVE NOMINEES RECEIVING THE HIGHEST NUMBER OF VOTES SHALL BE DEEMED TO HAVE BEEN ELECTED.
PROPOSAL TWO
APPROVAL OF THE TSB FINANCIAL CORPORATION
2007 EMPLOYEE STOCK PURCHASE PLAN
     On March 16, 2007, the Company’s Board of Directors adopted the TSB Financial Corporation 2007 Employee Stock Purchase Plan (the “Stock Purchase Plan”), effective March 1, 2007. The Stock Purchase Plan is intended to encourage employee participation in the ownership of the Company by offering eligible employees an opportunity to purchase Common Stock of the Company at a discount. The Board of Directors believes that employee participation and ownership is to the combined benefit of the employee, the Company and the Company’s shareholders. Accordingly, the Board of Directors unanimously adopted, and proposes that the shareholders approve, the Stock Purchase Plan. Shareholder approval is required to qualify the Stock Purchase Plan for treatment as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code (the “Code”), and the Stock Purchase Plan will not be effective unless shareholder approval is obtained.
     The Stock Purchase Plan is set forth as Exhibit A attached hereto, and the description of the Stock Purchase Plan contained herein is qualified in its entirety by reference to such Exhibit A.
Eligible Employees
     Under the Stock Purchase Plan, eligible employees may participate by electing to contribute an amount not less than 1% nor more than 10% of the employee’s compensation, provided that the Fair Market Value (defined generally as the price at which Corporation Common Stock traded in the period just prior to the Valuation Date) purchased by an employee in any year may not exceed $25,000. No participant may purchase more than 2,500 shares of Common Stock under the Plan during any Option Period (2,083 shares is the limit for the Option Period ending December 31, 2007). All regular employees whose most recent date of hire is on or before the 15th day of the month preceding the beginning of an Option Period, who are actively employed on the first day of an Option Period and who are customarily scheduled to work at least 20 hours per week are eligible to participate in the Stock Purchase Plan during such Option Period. However, any beneficial owner of 5% or more of the outstanding shares of

Common Stock is not eligible to participate. An Option Period is generally one calendar year, except that the first Option Period will be the ten-month period beginning on March 1, 2007 and ending on December 31, 2007.
Election to Participate
     Eligible employees may elect to participate by delivering a completed request form to the Administrator prior to established deadlines. A participant may elect to contribute via regular payroll deductions, a lump sum contribution, or a combination thereof. At the end of each Option Period, each participant’s contributions are applied to acquire Common Stock at a price equal to 85% of the Fair Market Value of the Common Stock on either the first day or the last day of the Option Period, whichever is lower.
Transfers
     Options granted under the Stock Purchase Plan are not transferable or assignable by any participant other than by will or the laws of descent and distribution. Options are exercisable during a participant’s lifetime only by the participant. In the event of a participant’s death, the participant’s account balance not yet applied to purchase Common Stock will, upon written timely notice, be distributed to the participant’s beneficiary or, in the absence of such notice, be applied to the purchase of Common Stock for that Option Period.
Certificates and Shares
     As soon as practicable after the end of each Option Period, the Administrator will cause Common Stock certificates representing the number of whole shares purchased for each participant to be issued by the transfer agent in the participant’s name. None of the rights or privileges of a shareholder of the Corporation will exist with respect to the Common Stock purchased under the Stock Purchase Plan unless and until shares of Common Stock have been issued by the Corporation and the participant has become the record owner of the Common Stock. The granting of an option with respect to the sale and delivery of Common Stock under the Stock Purchase Plan is subject to the Corporation effecting any required listing, registration or qualification of the shares subject to options on any applicable securities exchange or under federal or state law, and obtaining any necessary governmental consents or approvals.
Withdrawal from Plan
     Employees may voluntarily withdraw from participation in the Stock Purchase Plan by electing, within specified advanced notice periods, to completely discontinue contributions and requesting a return of all contributions not yet applied to purchase Common Stock. An employee’s participation also will cease upon termination of employment for reasons other than retirement, disability or death, or otherwise if an employee no longer qualifies as an eligible participant. Upon any withdrawal from participation, all contributions not applied to purchase Common Stock will be returned to the employee as soon as practicable.
Shares Available
     The number of shares of Common Stock reserved for purchase under the Stock Purchase Plan is 250,000, subject to an adjustment as a result of a change in the Corporation’s capital structure. Such reserved shares may be made available by the Corporation from either authorized and unissued shares or treasury shares.
Administration
     The administration of the Stock Purchase Plan is overseen by a committee designated by the Corporation’s Board of Directors. The Committee has the authority to make, adopt, construe and enforce rules not inconsistent with the Stock Purchase Plan, to interpret the Stock Purchase Plan, to prescribe the contents of all forms and documents required in connection with the Stock Purchase Plan and to amend, modify or terminate the Stock Purchase Plan. No amendment or modification may, however, unless required by law, affect rights or obligations previously granted. In addition, no amendment or modification to the Stock Purchase Plan may be effected without shareholder approval (if such approval is required by applicable law or exchange act rules), to (a) materially revise participant eligibility requirements, (b) increase the number of shares of Common Stock available under the Stock Purchase Plan or (c) materially increase the benefits to participants.
Federal Income Tax Considerations
     The Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code, and it is also intended to comply with the provisions of Sections 421 and 424 of the Code.

     Under the Code as currently in effect, there are no federal income tax consequences in connection with the acquisition of Common Stock pursuant to the Stock Purchase Plan until the year in which the participant sells or otherwise disposes of the shares, or, if earlier, the year in which the participant dies. If the shares are sold or otherwise disposed of prior to a participant’s death, then the income tax consequences will depend upon whether or not the shares are held for the statutory holding period. To be held for the statutory period, and therefore obtain favorable income tax treatment, the shares may not be sold before the later of (i) two years after the first business day of the applicable Option Period (the “Date of Grant”), or (ii) one year after the last business day of the applicable Option Period (the “Exercise Date”).
     If the shares are held for the statutory holding period, then in the year the shares are sold or disposed of the participant will recognize ordinary income in an amount equal to the lesser of (i) the amount by which the fair market value of the shares on the applicable Date of Grant exceeded the amount paid for the shares, or (ii) the amount by which the fair market value of the shares at the time of such sale or disposition exceeds the amount paid for the shares, and the Corporation will not be entitled to any income tax deduction. If the shares are sold or otherwise disposed of before the completion of the statutory holding period, a participant will generally recognize ordinary income in the amount by which the fair market value of the shares on the Exercise Date exceeds the amount paid for the shares, and the Corporation will be entitled to a corresponding income tax deduction.
     In the event of the death of a participant prior to a sale or other disposition of the shares (whether or not before the completion of the statutory holding period), a participant will be taxed as though the shares were held for the statutory holding period, regardless of the actual period the shares were held as of the date of death.
     In any case, the participant may also have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant’s adjusted tax basis in the shares (the amount paid for the shares plus the amount of ordinary income that the participant must recognize at the time of the sale or other disposition).
     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE TSB FINANCIAL CORPORATION 2007 EMPLOYEE STOCK PURCHASE PLAN.
PROPOSAL THREE
APPROVAL OF THE TSB FINANCIAL CORPORATION 2007 STOCK INCENTIVE PLAN
     The Board of Directors is submitting to the shareholders for their approval a new stock incentive plan entitled the “TSB Financial Corporation 2007 Stock Incentive Plan (the “2007 Stock Incentive Plan”). The Board believes that equity compensation is an important means of attracting, retaining and motivating directors and key employees. The Company has historically had a stock option plan. However, the accounting rules governing stock options have changed in recent years, and the Board believes that it may be appropriate to use other types of equity incentives. The 2007 Stock Incentive Plan will expand the types of equity-based awards available for grant by the compensation committee or the Board.
     On March 16, 2007, the Board approved the 2007 Stock Incentive Plan and recommended that the 2007 Stock Incentive Plan be adopted by the Company’s shareholders. The 2007 Stock Incentive Plan will become effective on the date it is approved by the Company’s shareholders. Because the Company’s officers and directors may receive awards under the 2007 Stock Incentive Plan, the officers and directors are deemed to have an interest in the approval of the 2007 Stock Incentive Plan.
     If the 2007 Stock Incentive Plan is approved by the Company’s shareholders, The Scottish Bank 1999 Stock Option Plan for Directors and The Scottish Bank 1999 Employee Stock Option Plan will be suspended, and no additional options will be granted under these plans.
     The following is a summary of the material terms of the 2007 Stock Incentive Plan, which is qualified in its entirety by the complete terms of the 2007 Stock Incentive Plan, a copy of which is attached hereto as Exhibit B.
Shares Available for Issuance
     An aggregate of 250,000 shares of the Company’s common stock are authorized for issuance under the 2007 Stock Incentive Plan. In addition, the following sublimits apply with respect to specific types of awards that may be issued under the 2007 Stock Incentive Plan:

•	no more than 250,000 shares of common stock may be issued under the plan pursuant to options intending to qualify as ISOs (as described below), and the aggregate fair market value of shares of common stock for which one or more awards of ISOs become exercisable for the first time during any calendar year may not exceed $100,000 for any individual; and

•	for awards intended to be Qualifying Awards (as described below) for purposes of exemption from the deduction limitations of Section 162(m) of the Internal Revenue Code (the Code), no more than 20,000 shares of common stock may be awarded to any participant in any fiscal year.
     The limitations described above, as well as the number, class (if applicable) and exercise price per share in effect with respect to each outstanding award shall be adjusted to preserve the value of awards in the event of any stock splits, stock dividends, recapitalizations, share combinations or exchanges, extraordinary distributions, split-ups or spin-offs or similar changes. These adjustments will be binding and conclusive.
     The compensation committee of the Company’s Board of Directors or any other committee that the Board may designate from time to time (the “Committee”) also may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company or any of its affiliates, the Company’s financial statements or those of any of its affiliates, or of changes in applicable accounting principles, laws, rules, rulings, regulations or other requirements of any governmental body or applicable securities exchange or trading market. These adjustments may include, but are not limited to, the substitution or assumption of awards, the acceleration of the exercisability of, lapse of restrictions on or termination of awards, or the allowance of time to exercise awards prior to the occurrence of such events. Such adjustments may also provide for a cash payment in consideration of the cancellation of an award.
Share Counting
     In calculating the maximum number of shares issuable under the 2007 Stock Incentive Plan, the following rules apply:
•	shares actually delivered to a participant or beneficiary in satisfaction of an award will count against the maximum number of shares issuable under the plan and any applicable sublimits on particular types of awards;

•	shares subject to an award that is terminated, forfeited or canceled without delivery of stock to a participant will not count against the maximum share limits under the plan and will again be available for issuance; and

•	shares not delivered to a participant because the award is settled in cash or because the shares are used to pay the exercise of the award or the withholding taxes associated with the award will not be counted against the maximum share limits and will again be available for issuance.
     Notwithstanding these share counting rules, in no event will undelivered shares increase the maximum number of shares that may be granted under the 2007 Stock Incentive Plan as ISOs.
Term
     Awards may be made under the 2007 Stock Incentive Plan until the earlier of such time as no more shares of the Company’s common stock are available for issuance under the plan or May 22, 2017.
Administration
     Subject to the terms of the plan and applicable law, the Committee has sole authority and discretion to administer the 2007 Stock Incentive Plan. This authority includes the power to:
•	select the participants to whom awards may be made under the plan;

•	determine the types and amounts of awards made to participants;

•	determine the terms and conditions of awards, including any exercise price, vesting conditions, restrictions or limitations, payments, rights or other matters to be calculated in connection with any awards, any deferred payment arrangements regarding awards, and any acceleration of vesting or waiver of forfeiture under any award;

•	determine whether, and if so, what, performance criteria must be met as a condition to receipt of any award, and determine and certify whether any applicable performance criteria have been met;

•	modify, amend or adjust the terms and conditions of any award, including modifications, amendments or adjustments to take advantage of changes in tax laws or regulations or in the event the actual tax consequences of an award differ from originally anticipated consequences;

•	determine the circumstances and methods by which an award may be settled in cash, common stock, or other securities or property;

•	determine the circumstances under which awards may be canceled, forfeited or suspended;

•	adopt, alter and repeal the administrative rules, guidelines and practices governing the plan;

•	interpret, administer, reconcile any inconsistency in, and correct any default in or supply any omission in, the terms and provisions of the plan and any award or other document or communication under the plan; and

•	otherwise oversee the administration of the plan and take any other action the Committee deems necessary or desirable for the administration of the plan.
     Except to the extent prohibited by applicable law or any stock exchange or trading market on which the Company’s common stock is then primarily listed or traded, the Company’s Board of Directors may exercise all powers of the Committee under the 2007 Stock Incentive Plan from time to time, or the Committee may delegate all or any portion of its responsibilities and powers to any one or more of its members or to any person or persons selected by the Committee. All decisions made pursuant to the exercise of these powers will be final and binding on all persons, including all participants.
Eligible Participants
     Eligible participants include all employees, non-employee members of the Company’s Board of Directors or members of the Boards or similar governing body of any of the Company’s subsidiaries, and consultants or other independent advisors who provide services to the Company or any of its subsidiaries.
Types of Awards
     Options. Except as otherwise established by the Committee at the time of grant and set forth in the applicable award agreement, all stock options awarded under the 2007 Stock Incentive Plan must have an exercise price at least equal to the fair market value of the Company’s common stock on the date the options are granted. Options may be subject to vesting and such other terms as determined by the Committee in its discretion and set forth in the individual award agreements.
     The exercise price of an option may be paid in such consideration as the Committee deems appropriate, including cash, common stock or a combination thereof.
     Two types of options may be awarded under the 2007 Stock Incentive Plan: options intended to qualify as ISOs under Section 422 of the Internal Revenue Code, and options not intended to qualify as ISOs. The following special rules apply to ISOs: ISOs may be awarded only to employees; the exercise price of an ISO may not be less than 100% of the fair market value per share of the Company’s common stock on the grant date of the ISO or, if such ISO is awarded to an owner of 10% or more of the total combined voting power of all classes of the Company’s common stock, not less than 110% of such fair market value; the aggregate fair market value of shares of common stock (determined as of the respective grant date(s)) for which one or more awards of ISOs become exercisable for the first time during any calendar year may not exceed $100,000 for any individual; and the term of the ISO may not exceed ten years, or five years for owners of 10% or more of the total combined voting power of all classes of the Company’s common stock.
     Stock Appreciation Rights. A SAR entitles a participant to receive value equal to the excess of the fair market value of a specified number of shares of common stock over the exercise price established for the SAR, with cash payable to the extent that any fraction of a share would be issuable. SARs may be subject to such terms and conditions, including vesting, as determined by the Committee and set forth in the individual award agreement. Except as otherwise established by the Committee at the time of grant and set forth in the applicable award agreement, in no event may the exercise price of a SAR be less than the fair market value of the SAR on the date of grant.
     Restricted Stock and Restricted Stock Units. Restricted stock is a grant of a specified number of shares of common stock, subject to such restrictions, risk of forfeiture, vesting or other conditions as the Committee may determine. A restricted stock unit is the right to receive a future grant of a specified number of shares of common stock, subject to such restrictions, risk of forfeiture, or vesting conditions as the Committee may determine. Unlike holders of restricted stock units, holders of restricted stock will have all rights of a shareholder with respect to the shares of restricted stock granted, except as otherwise provided in the applicable award agreement.
     Performance Units. Performance units entitle a participant to receive a specified value, established by the Committee at the time of the award, based on the extent to which specific performance goals are achieved. Performance units are subject to such terms and conditions as determined by the Committee, including the establishment of specified performance goals for a specified performance period as described below under “Performance Based Compensation.” The performance unit is not earned unless and until the specified performance goals are attained. The value of performance units may be measured by the fair market value of the Company’s common stock or any other maximum dollar value established by the Committee, and may be settled in either cash or common stock, as determined by the Committee.
     Other Discretionary Awards. The Committee may, in its sole discretion, grant and determine the terms and conditions of other awards that are denominated or payable in, valued in whole or in part by reference to or otherwise based on or related to our common stock or factors that may influence the value of our common stock. These awards may include, but are not limited to, convertible or exchangeable debt securities, other rights convertible or exchangeable into our common stock, common stock purchase rights, awards with value and payment contingent upon the Company’s performance or that of specified subsidiaries, affiliates or other business units or other factors determined by the Committee. The Committee may also, in its sole discretion, grant common stock as a bonus or may grant other awards in lieu of the Company’s obligations or those of our subsidiaries to pay cash or deliver other property under the 2007 Stock Incentive Plan or under other plans or compensatory arrangements.
Performance-Based Compensation
     For any awards that are intended to be “performance-based compensation” within the meaning of Section 162 (m) of the Internal Revenue Code (a Qualifying Award), no more than 20,000 shares of common stock may be awarded to any participant in any fiscal year. The right to receive or retain any award granted as a Qualifying Award (other than an Option or SAR) will be conditioned on the achievement of specified performance goals during a calendar year or performance period established by the Committee. Performance goals will be established in writing by the Committee prior to the beginning of each performance period, or in any event no later than the time permitted for the establishment of such goals by Section 162(m).
     Performance goals may vary from participant to participant and award to award, and will be based upon the attainment of specific amounts of, or increases in, one or more of the following: the fair market value of the Company’s common stock, revenues, operating income, cash flow, earnings before or after income taxes (including earnings before interest, taxes depreciation and amortization), net income, net income before or after income taxes, earnings per share, shareholders’ equity, return on equity, return on investment or capital, return on assets, share price profitability or profit margins, loan growth, deposit growth, market share or strategic business objectives consisting of one or more objectives based on meeting specified business expansion goals or goals relating to acquisitions or divestitures, all whether applicable to the Company or any relevant subsidiary, or any combination thereof as the Committee may deem appropriate. Each performance goal may be expressed on an absolute or relative basis, may be based on, or otherwise employ, comparisons based on internal targets, the Company’s past performance or the past or current performance of other companies, and may provide for the inclusion, exclusion or averaging of specified items in whole or in part, such as realized gains or losses on strategic investments, discontinued operations, extraordinary items, accounting changes, and unusual or nonrecurring items, and, in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity or shares outstanding, assets or net assets. Prior to the payment of any award granted as a Qualifying Award, the Committee will certify in writing that the performance goals were satisfied.
     The Committee may exercise negative discretion to reduce or eliminate a Qualifying Award even if the applicable performance goals have been met.
Termination of Employment
     The Committee will determine the consequences to awards under the 2007 Stock Incentive Plan of a participant’s death, disability, retirement or other termination of employment of service. These consequences will be set forth in the individual award agreements or as the Committee may otherwise determine.
Transferability of Awards
     A participant may transfer options awarded under the 2007 Stock Incentive Plan by will or the laws of inheritance. In addition, at the discretion of the Committee, a participant may transfer options by gift or other transfer other than for value to any of the following:
•	the participant’s immediate family;

•	a trust in which either the participant or the participant’s immediate family members have more than 50% of the beneficial interest;

•	an entity in which the participant or participant’s immediate family members own more than 50% of the voting interests; or

•	such other transferees as permitted by the Committee.
Exchange and Buy Out — Limits on Repricing
     The Committee may at any time offer to exchange or buy out any previously granted award for a payment in cash, shares of common stock, or other awards or property. However, the repricing of outstanding options or SARs without shareholder approval is expressly prohibited to the extent such approval would be required under the rules of the Over-the-Counter Bulletin Board or any other stock exchange or trading market on which the Company’s common stock is then primarily listed or traded.
Amendment and Termination of Plan and Awards
     The Committee may suspend or terminate the 2007 Stock Incentive Plan at any time. The Committee may also amend or modify the 2007 Stock Incentive Plan, except that it may not, without shareholder approval, adopt any amendment that would be prohibited by applicable laws, regulations or stock exchange requirements absent shareholder approval.
     The Committee also may amend, modify, suspend, cancel, terminate, discontinue or waive any conditions or rights under any award, award agreement or related documents in any manner, either prospectively or retroactively; provided, however, that, except as set forth in the Plan or otherwise provided in the applicable award agreement, no such amendment, modification, alteration, suspension, discontinuation, cancellation or termination that would materially impair the rights of any participant under any outstanding award will be effective to that extent without the consent of the impaired participant or the representative or beneficiary of the affected participant.
Change of Control
     The Committee may, in its sole and absolute discretion and on such terms and conditions as it may establish, determine that prior to or in connection with the consummation of a Change of Control (as defined in the 2007 Stock Incentive Plan), any or all outstanding awards become fully exercisable or vested. The Committee also may, in its discretion, cancel any outstanding awards in exchange for a payment in cash or securities equal to the “in the money” value represented by the difference between the exercise price associated with the award and the amount offered to holders of the Company’s common stock in the change of control transaction. Unless otherwise determined by the Committee, upon consummation of a Change of Control in which we are not the surviving entity, all outstanding awards, to the extent not exercised, will terminate and cease to be outstanding, except to the extent expressly assumed by the successor entity (or parent thereof), and all unvested award will be forfeited and cancelled.
     Unless otherwise determined by the Committee, upon consummation of a change of control (as defined in the plan) in which we are the surviving entity, all awards will remain outstanding in full force and effect on the same terms and conditions.
     Unless otherwise provided in the applicable award agreement, the 2007 Stock Incentive Plan defines a “change of control” as the occurrence of any of the following events:
     (i) any “person” (as such term is defined in Section 7(j)(8)(A) of the Change in Bank Control Act of 1978), directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing twenty-five percent (25%) or more of any class of our voting securities of , or acquires control of in any manner the election of a majority of our board of directors;
     (ii) the Company consolidates or merges with or into another corporation, association, or entity, or is otherwise reorganized, where the Company is not the surviving corporation in such transaction and the holders of the voting securities of the Company immediately prior to such acquisition own less than a majority of the voting securities of the surviving entity immediately after the transaction; or
     (iii) all or substantially all of the assets of the Company are sold or otherwise transferred to or are acquired by any other corporation, association, or other person, entity, or group.
Grants
     No awards have been made under the 2007 Stock Incentive Plan, and the Company cannot currently determine the number of awards that will be granted to any person during 2007.
     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMMENDS A VOTE FOR THE APPROVAL OF THE TSB FINANCIAL CORPORATION 2007 STOCK INCENTIVE PLAN.
PROPOSAL FOUR
RATIFICATION OF SELECTION OF INDEPENDENT
CERTIFIED PUBLIC ACCOUNTANTS
     The Board of Directors and the Audit Committee have selected Dixon Hughes PLLC (“Dixon Hughes”) as the Company’s independent certified public accountants for the year ending December 31, 2007, subject to ratification by the shareholders. In making this selection, the Board of Directors and the Audit Committee considered whether the engagement by the Company of Dixon Hughes for services other than audit services was compatible with Dixon Hughes’ independence. Representatives of Dixon Hughes are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.
     Although the Audit Committee did not have formal pre-approval policies and procedures in place in 2006, the Audit Committee did pre-approve all services for which Dixon Hughes was engaged in 2006.
Audit Fees
     The aggregate fees billed or expected to be billed by Dixon Hughes PLLC for professional services rendered for the audit of the Company’s financial statements and for reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB during the fiscal year ended December 31, 2006 were $47,772. For the fiscal year ended December 31, 2005, these aggregate fees were $37,500.
Audit-Related Fees
     The aggregate fees billed by Dixon Hughes for assurance and related services reasonably related to the performance of its audit were $4,038 for the fiscal year ended December 31, 2006 and $0 during the fiscal year ended December 31, 2005.
Tax Fees

     The aggregate fees billed by Dixon Hughes PLLC for tax compliance, tax advice and tax planning services were $6,480 during the fiscal year ended December 31, 2006 and $4,610 during the fiscal year ended December 31, 2005.
All Other Fees
     Dixon Hughes PLLC provided no other professional services to the Company during the years ended December 31, 2006 and 2005 and accordingly no fees were billed with respect to such other services.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF DIXON HUGHES PLLC AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.
BOARD OF DIRECTORS AND GOVERNANCE MATTERS
Board Meetings
     The Board of Directors of the Company held eight meetings in 2006. Each director attended at least 75% of the total number of meetings of the Board plus the total number of committee meetings on which such director served, with the exception of Amy Rice Blumenthal. Eleven of the Company’s twelve Directors meet the independence requirements of NYSE Rules: William B. Allen, James H. Barnhardt, Jr., William B. Barnhardt, Amy Rice Blumenthal, P.W. Davis, III, Jubal A. Early, Herbert L. Harriss, William States Lee, IV, Donald J. Sherrill, Marc H. Silverman, Jr., and David J. Zimmerman. In evaluating Mr. Harriss’ independence, the Board considered the fact that Mr. Harriss’ daughter-in-law is employed by the Company as a non-executive officer who received less than $100,000 in compensation from the Company last year and determined that this relationship does not impact Mr. Harriss’ independence. (Catherine B. Browning, who served as a director through May of 2006, also met the independence requirements of NYSE rules.)
     The Company typically schedules a Board of Directors meeting in conjunction with its annual meeting of shareholders and expects that directors will attend absent a valid reason, such as a scheduled conflict. All twelve directors, with the exception of Mr. Harriss, who was not on the Board at such time, attended our 2006 Annual Meeting of Shareholders.
Committees
     There are four standing committees of the Board of Directors: the Executive Committee, the Audit Committee, the Loan Committee, and the Asset/Liability Committee.
     Executive Committee. The Executive Committee, which met twelve times in 2006, consists of William B. Allen, James H. Barnhardt, Jr., William States Lee, IV, Marc H. Silverman, David J. Zimmerman, and John B. Stedman, Jr. The Executive Committee, between meetings of the Board of Directors and subject to such limitations as may be required by law or imposed by resolution of the Board of Directors, may exercise all authority of the Board of Directors. The Executive Committee, excluding Mr. Stedman, functions as the nominating committee of the Board and met four times in 2006 in such capacity. See “Director Nomination Process and Criteria” for more information about the Company’s process for nominating directors. The Executive Committee, excluding Mr. Stedman, also functions as the Company’s compensation committee. As determined by the Board of Directors, each of the members of the compensation committee and the nominating committee is an independent director in accordance with the independence requirement of NYSE Rules. The Executive Committee, which met once during once 2006 in its capacity as the compensation committee, administers the Company’s compensation program and has responsibility for matters involving the compensation of the executive officers and directors of the Company. The Committee cannot delegate any of its authority on executive compensation matters. Mr. Stedman makes recommendations to the Committee regarding the form of executive and director compensation. The Committee did not consult with or engage a compensation consultant in setting executive or director compensation for 2006. The Executive Committee does not have a charter, and therefore there is no charter for either the Compensation Committee or the Nominating Committee.
     Audit Committee. The Audit Committee, which met three times in 2006, consists of William B. Barnhardt, Herbert L. Harriss, William States Lee, IV, and Marc H. Silverman. Mr. Harriss joined the Audit Committee in 2007. The Audit Committee has the responsibility to ensure that the Board receives objective information regarding policies, procedures, and activities of the Company with respect to auditing, accounting, internal accounting controls, financial reporting and such other activities of the Company as may be directed by the Board. Subject to the approval of the Board, it selects a qualified firm of independent public accountants to conduct such audit work as is necessary for this purpose. The current members of the Audit Committee have been determined by the Board of Directors to be independent under the standards for independence existing under the rules of The New York Stock Exchange. The charter of the Audit Committee is attached as Exhibit C to this Proxy Statement.

     Loan Committee. The Loan Committee, which met twelve times in 2006, consists of William B. Allen, James H. Barnhardt, Jr., P.W. Davis, III, Jubal A. Early, and John B. Stedman, Jr. The Loan Committee reviews and approves loans made by the Company to ensure that such loans are being made in accordance with Company policies set by the Board of Directors.
     Asset/Liability Committee. The Asset/Liability Committee, which met three times in 2006, consists of Amy Rice Blumenthal, Donald J. Sherrill, John B. Stedman, Jr., and David J. Zimmerman. The Committee is responsible for the establishment and monitoring of guidelines regarding asset quality, liquidity, interest rate sensitivity, capital adequacy, and growth.
Board Fees
     Non-employee directors each received $2,000 during 2006. In1999, the shareholders approved The Scottish Company 1999 Stock Option Plan for Directors, which provides for the granting of options to purchase shares of the Company’s common stock to non-employee directors of the Bank or the Company. Upon approval of the 1999 Stock Option Plan for Directors at the Company’s 1999 annual meeting of shareholders, fully vested options were awarded to the then members of the Board of Directors who were not employees of the Company in amounts specified in the plan. These options were immediately exercisable and expire ten years after the date of the award. The plan, which was assumed by the Company in connection the 2006 share exchange, permits subsequent awards of stock options by the Board of Directors to non-employee members of the Board of Directors upon their initial election or otherwise. No one director is permitted to receive awards of more than 40% of the shares authorized under the plan. Such options must have an exercise price per share equal to the fair market value of a share of Common Stock on the date of the award. The options become exercisable immediately, and expire ten years after the date of the award. As discussed in Proposal 3, the Company is submitting the TSB Financial Corporation 2007 Stock Incentive Plan to its shareholders for approval. If the 2007 plan is adopted, no additional options will be granted under the 1999 Stock Option Plan for Directors.
Shareholder Communications
     The Board has not adopted a formal process for receiving communications from shareholders. The Company was originally organized as a community bank and initially sold most of its shares of common stock to local investors known to members of the Board of Directors. The Company’s directors are accessible members of the local community. For these reasons, the Board believes that informal lines of communication are open and are adequate to allow shareholders to communicate their views, and any concerns, to the Board.
Director Nomination Process and Criteria
     The Executive Committee of the Board is responsible for recommending director nominee candidates for nomination by the full Board. The Executive Committee includes one member, the Company’s President, who is not an independent director under the standards of The New York Stock Exchange. As a practical matter, however, the entire Board typically participates in the nomination process.
     The Executive Committee begins the process each year by asking the Board members whose terms expire at the upcoming Annual Meeting of Shareholders if those individuals are willing to serve on the Board for another term. If so, they are generally re-nominated. When it becomes necessary to locate other candidates, the Executive Committee first solicits from the Board a list of potential candidates and a list of criteria the Board would prefer the candidates meet. The Board collaborates to compile and prioritize this list and then determines, based on the list of criteria, which candidates to approach first about potential board membership. The President and Chairman then meet with these candidates to determine their interest in serving on the Board. After the President and Chairman report the results of these meetings to the Board, the Board then nominates the candidates who have agreed to serve as directors if elected by the shareholders. The Company has never engaged a third party to assist in identifying or evaluating potential candidates.
     The Board does not have minimum qualifications for Board nominees, but in the past it has considered factors such as whether director candidates have business development skills and potential, a strong role in the community, relationships and fit with other Board members, civic involvement, diversity, banking, small business ownership or other professional experience and the financial resources to invest in the Company’s common stock. These criteria may change over time as the Company’s needs and the composition of the Board also change.
     The Executive Committee does not have a formal policy with regard to considering director candidates recommended by shareholders. The Board has viewed it appropriate for the Executive Committee not to have such a policy because no shareholder has ever recommended a candidate. At the same time, the Board believes that its members are open to communications from shareholders, including communications about potential director candidates.
EXECUTIVE OFFICER COMPENSATION AND RELATED MATTERS
     The following table sets forth certain information with respect to the executive officers of the Company.

Name and Age	Position with the Company; Business Experience	Employed Since
	During Past Five Years
John B. Stedman, Jr. (45)	President and Chief Executive Officer	1998
Jan H. Hollar (51)	Executive Vice President/Chief Financial Officer	2006
	Executive Vice President/Director of Finance, First Charter, 2002-2006

	Senior Vice President/Director of Finance, First Charter, 2000-2002

R. Allan Schlick (63)	Executive Vice President/Chief Credit Officer	2001
Robert C.M. Thomas (49)	Executive Vice President/City Executive	1998
     Executive Compensation
     The following table shows the compensation we paid in 2006 to our chief executive officer, or CEO and our two other most highly compensated executive officers. We refer to these three officers as our “named executive officers.” Named executive officers are determined each year based on SEC rules.
Summary Compensation Table

Name and Principal	Year	Salary	Bonus	Option	All Other	Total
Position		($)	($)	Awards	Compensation	($)
				(#)	($)

(a)	(b)	(c)	(d)(1)	(e)(1)(2)	(f)	(g)

John B. Stedman, Jr.	2006	156,459	26,280	6,925	10,964 (3)	193,703

Robert C.M. Thomas	2006	121,358	21,000	2,641	8541 (3)	150,899

R. Allan Schlick	2006	100,833	17,640	714	7108 (3)	125,581

(1)	Cash bonuses and option awards were granted by the Executive Committee, in its capacity as the compensation committee, as part of an annual review of each executive officer’s compensation. This review is performed in December of each year and reflects the executives’ as well as the Company’s performance.
(2)	See note 10 contained in our Annual Report or Form 10-KSB for assumptions used in calculating this expense.
(3)	Our total incremental cost of any perquisites we provided to this officer in 2006 was less than $10,000.

The following table provides information about outstanding stock options that the named executive officers held as of December 31, 2006. We granted all of these options under our 1999 Employee Stock Option Plan. To date, we have not granted the executive officers an form of equity-based compensation other than stock options.
Outstanding Equity Awards at Fiscal Year-End

Options Awards
Name	Number of securities	Number of Securities	Option	Option
	Underlying	Underlying	Exercise	Expiration
	Unexercised Options	Unexercised Options	Price	Date
	(#)	(#)	($)
	Exercisable	Unexercisable

(a)	(b)	(c)(1)	(d)	(e)

John B. Stedman Jr.	37,101		12.6446	5/20/2009
	665		17.2802	12/11/2010
	665		13.5237	11/27/2011
	484	121	14.876	12/16/2012
	880	3,520	19.9545	12/17/2015
		3,410	19.3182	1/24/2016
		400	20	12/25/2016

Robert C. M. Thomas	9,982		12.6446	5/20/2009
	665		17.2802	12/11/2010
	665		13.5237	11/27/2011
	484	121	14.876	12/16/2012
	220	880	19.9545	12/17/2015
		770	19.3182	1/24/2016
		400	20	12/25/2016

R. Allan Schlick	110	440	19.9545	12/17/2015
		220	19.3182	1/24/2016
		400	20	12/25/2016

(1)	Options that expire 12/16/2012 will fully vest on 12/16/2007.
Options that expire 12/17/2015 will fully vest on 12/17/2010.
Options that expire 1/24/2016 will fully vest on 1/24/2011.
Options that expire 12/25/2016 will fully vest on 12/25/2011.

The following table sets shows the compensation we paid to our non-employee directors in 2006. Directors who are also employees do not receive an additional compensation for their service on the board.
Director Compensation

Name	Fees Earned or	Options	Total
	Paid in Cash	Awards
	($)	(#)	($)

(a)	(b)	(c)	(d)

William B. Allen	$2,000	(1)	$2,000
James H. Barnhardt, Jr.	$2,000	(2)	$2,000
William B. Barnhardt	$2,000	(1)	$2,000
Amy Rice Blumenthal	$2,000	(2)	$2,000
Catherine B. Browning	$0	—	$0
P.W. Davis, III	$2,000	(2)	$2,000
Jubal A. Early	$2,000	(2)	$2,000
Herbert L. Harriss	$0	—	$0
William States Lee, IV	$2,000	(2)	$2,000
Donald J. Sherrill	$2,000	(3)	$2,000
Marc H. Silverman	$2,000	(2)	$2,000
David J. Zimmerman	$2,000	(2)	$2,000

(1) - As of December 31, 2006, this director held 9,295 shares from options granted under the Company’s Stock Option Plan for Directors
(2) - As of December 31, 2006, this director held 7,299 shares from options granted under the Company’s Stock Option Plan for Directors
(3) - As of December 31, 2006, this director held 2,640 shares from options granted under the Company’s Stock Option Plan for Directors

     Salary Continuation and Split Dollar Agreements. We do not have a defined benefit pension plan that provides our employees wit retirement benefits based on final compensation and years of service. However, in 2003 our Board of Directors authorized us to enter into a salary agreement with Executive Vice President, Robert C.M. Thomas. Under this agreement, we have promised Mr. Thomas a fixed annual benefit for 15 years if he retires on or after the normal retirement age of 65. The agreement provides for reduced benefits in case of early termination before normal retirement age or in the case of termination due to disability occurring at any age. The early termination benefit is subject to a vesting feature. That is, Mr. Thomas will not be entitled to any post-retirement benefits if his employment terminates before age 51 (except in the case of termination within 12 months after a change in control or because of disability). Mr. Thomas becomes vested in 20% increments annually starting at age 51, and will be fully vested at age 55.
     We will pay Mr. Thomas benefits under this agreement in a single lump sum if a change in control of our company occurs and Mr. Thomas’ employment terminates within one year after the change in control. In this event, the benefit is the normal retirement age liability balance under the agreement discounted to present value using a discount rate of 7% or the discount rate we use to account for our liabilities under the agreement. We will be required to pay this benefit after a change in control only if we or our successor terminate Mr. Thomas’ employment without cause within a year after the change in control or if he voluntarily terminates employment for good reason during that one-year period. Under the terms of the agreement, “good reason” means one of a number of specified adverse changes in his employment circumstances such as a reduction in pay or benefits, a reduction in responsibilities, or relocation of our offices by a distance of more than 15 miles.
     As defined in the agreement, the term “change in control” means:
(a)	Merger: We merge with another corporation and as a result less than 50% of the total voting power of the surviving corporation is held by persons who were our shareholders immediately before the merger,

(b)	Acquisition of Significant Share Ownership: a person or group of persons acting in concert acquires the power to vote 25% or more of our stock,

(c)	Change in Board Composition: during any period of two consecutive years individuals who made up our board of directors at the beginning of the two-year period cease to make up at least a majority (but directors first elected during the two-year period who were nominated by vote of at least two-thirds of the directors are treated as if they were themselves directors at the beginning of the two-year period), or

(d)	Sale of Assets: We sell substantially all of our assets to a third party.
     In 2002 and 2004 we purchased insurance policies on Mr. Thomas’ life, with premium payments aggregating $772,000. Of this amount, we paid $272,000 in premiums for policies in which beneficiaries of Mr. Thomas will share a portion of the total death proceeds under the terms of the split dollar agreement we entered into with Mr. Thomas at the same time as the salary continuation agreement.
     Under these agreements, when Mr. Thomas dies, we will pay his beneficiaries an amount equal to the sum of (1) the accrual balance we maintain to account for our liability under the salary continuation agreement, plus (2) 80% of the net death proceeds of the life insurance policies we purchased. The net death proceeds are the total policy proceeds payable at death less the policies’ cash surrender value. We will be entitled to the remaining insurance policy death benefits, and we expect to recover from this amount all of the premiums we have paid by on the policies. We purchased these policies to support our salary continuation agreement obligations in the event of Mr. Thomas’ death before retirement, as well as to finance our obligations to continue his salary post-retirement. Nevertheless, Mr. Thomas’ contractual rights under the salary continuation agreement are not funded because the policies remain subject to our creditors in the event of our insolvency.

     The following table shows benefits payable under Mr. Thomas’ salary continuation agreement and split-dollar agreement.

Approximate
	Annual benefit payable under the Salary				amount of
	Continuation Agreement for life, beginning after				the life
	age 65, for			Lump sum	insurance
			Retirement	benefit for	death benefit
		Early	on or after	a change	if the
	Disability	termination	normal	in control	executive
	occurring	occurring in	retirement	occurring	dies in 2006
Executive officer	in 2006 (1)	2006 (1)	age 65	in 2007 (2)	(3)

Robert C.M. Thomas	$17,350	$0	$59,029	$194,346	$409,807

(1)	Mr. Thomas becomes 20% vested in the early termination annual benefit under the salary continuation agreement at age 51, 40% at age 52, 60% at age 53, 80% at age 54, and 100% at age 55. If his employment terminates before age 51 for reasons other than disability, he will be entitled to no benefits unless the termination occurs within 12 months after a change in control. For each year of service up to the normal retirement age of 65, the early termination benefit amount and the disability benefit amount increase to the amount of the normal retirement benefit. Payment of any disability benefits and early termination benefits to which Mr. Thomas became entitled would not begin until he reached age 65.
(2)	The figures shown assume a change in control occurs on December 31, 2007 and that Mr. Thomas is involuntarily terminated without cause or voluntarily terminates employment for good reason immediately thereafter.
(3)	Mr. Thomas’ portion of the total life insurance proceeds is 80% of the net death benefit, meaning the total death benefit minus the policies’ cash surrenders value. Mr. Thomas’ beneficiaries will also be entitled to an amount equal to our liability accrual balance at the end of the year preceding the year in which Mr. Thomas dies. The accrual balance amount is not shown in the table above. The accrual balance at the end of 2006 was $57,123.
CERTAIN TRANSACTIONS
     Certain officers and directors of the Company and the Bank and their associates have deposit accounts with the Bank and have incurred loans from the Bank. All such transactions between the Bank and officers, directors and their associates were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with independent third parties and did not involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 2006, loans to officers, directors and principal shareholders of the Company and to affiliates of such persons totaled approximately $4,600,000.
     The highest aggregate outstanding balance of loans to current directors, executive officers and their affiliates, as a group, since January 1, 2006 was $4,600,000 at December 31, 2006, which represented approximately 31.14% of the Bank’s then current equity capital accounts. During the fiscal year 2006, the Bank extended credit to Mr. Early and his affiliates in excess of ten percent of the equity capital accounts of the Bank. The highest outstanding balance of loans to Mr. Early and affiliates since January 1, 2006, was $1,600,000 at December 31, 2006, which represented 11.00% of the Bank’s then current equity capital accounts. The maximum amount Mr. Early and his affiliates may borrow under their loan agreement and line of credit as of December 31, 2006 is $152,000.
     The Bank expects to continue to enter into transactions in the ordinary course of business on similar terms with officers, directors and principal shareholders (and their affiliates) of the Company.

AUDIT COMMITTEE REPORT
     In accordance with its written charter adopted by the Board of Directors (the “Board”), the Audit Committee of the Board (the “Committee”) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. During the fiscal year 2006, the Committee met three times, and the Committee chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with the Chief Financial Officer and independent auditors prior to public release.
     The Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2006, with management and the independent accountants. Management has the responsibility for preparation of the Company’s consolidated financial statements and the independent accountants have the responsibility for the examination of those statements.
     The Committee discussed and reviewed with the independent accountants all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent accountants’ examination of the financial statements. The Committee also discussed the results of the internal audit examinations.
     In discharging its oversight responsibility as to the audit process, the Committee also obtained from the independent accountants a formal written statement describing all relationships between the accountants and the Bank that might bear on the accountants’ independence consistent with the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with the accountants any relationships that may impact their objectivity and independence. The Committee also discussed with management, the internal auditors and the independent accountants the quality and adequacy of the Company’s internal controls and the internal audit functions’ organization and responsibilities. The Committee reviewed with both the independent accountants and the internal auditors their audit plans, audit scope, and identification of audit risks.
     Based on the above-mentioned review and discussions with management and the independent accountants, the Committee recommended to the Board that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of Dixon Hughes PLLC as the Company’s the independent accountants and the Board concurred in such recommendation. In making this decision, the Committee considered whether the provision of non-audit services by Dixon Hughes was compatible with maintaining Dixon Hughes’ independence.
William States Lee, IV, Chairman
William B. Barnhardt
Herbert L. Harriss
Marc H. Silverman

AVAILABLE INFORMATION
     Federal regulations require the Company to provide without charge to each person solicited, on the written or telephone request of any such person, a copy of the Company’s Annual Report on Form 10-KSB, in accordance with Section 13 of the Securities and Exchange Act of 1934. The Annual Report on Form 10-KSB is included in this mailing. Additional copies are available without charge upon written request to our customers, shareholders, and the general public. To obtain a copy of the Annual Report on Form 10-KSB, please contact Jan H. Hollar, Chief Financial Officer, TSB Financial Corporation, 1057 Providence Road, Charlotte, NC, 28207.
SHAREHOLDERS’ PROPOSALS
     Any shareholder of the Company desiring to present a proposal for action at the Annual Meeting of shareholders to be held in 2008 must deliver the proposal to the executive offices of the Company no later than December 11, 2007 if the shareholder wishes to include the proposal in the Company’s proxy statement, unless the Company notifies the shareholders otherwise. Only those proposals that are proper for shareholder action and otherwise proper may be included in the Company’s proxy statement. In addition, proxies solicited by the Company for its Annual Meeting of shareholders to be held in 2008 may be voted at the discretion of the individuals appointed in the proxy with respect to any shareholder proposal submitted after February 24, 2008.
OTHER MATTERS
     As of the date of this proxy statement, the Board of Directors does not know of any other business to be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the enclosed proxy will be deemed to confer discretionary authority to the individuals named as proxies therein to vote the shares represented by such proxy as to any such matters.
By Order of the Board of Directors
/s/ Jan H. Hollar
Jan H. Hollar
Secretary
March 23, 2007

Exhibit A
TSB FINANCIAL CORPORATION 2007
EMPLOYEE STOCK PURCHASE PLAN
(Effective March 1, 2007)

TSB FINANCIAL CORPORATION 2007
EMPLOYEE STOCK PURCHASE PLAN
(Effective March 1, 2007)
BACKGROUND
Establishment of the Plan.
     TSB Financial Corporation hereby establishes a stock purchase plan, to be known as the “TSB FINANCIAL CORPORATION 2007 EMPLOYEE STOCK PURCHASE PLAN” (the “Plan”), effective for the 5-year and 10-month period commencing March 1, 2007, and terminating December 31, 2012, unless earlier terminated as provided in this document. The Plan is intended to be an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations and rulings thereunder.
Applicability of the Plan.
     The provisions of this Plan are applicable only to certain individuals who, on the first day of each Option Period, are Employees of an Employer.
Purpose.
     The purpose of the Plan is to enhance the proprietary interest among the employees of an Employer through ownership of Common Stock of the Corporation.

DEFINITIONS
Whenever capitalized in this document, the following terms shall have the respective meanings set forth below.
Administrator.
     Administrator shall mean the person (who may be an officer or employee of an Employer) selected by the Committee to operate the Plan, perform day-to-day administration of the Plan, and maintain records of the Plan.
Bank.
     Bank shall mean The Scottish Bank.
Beneficiary.
     Beneficiary shall mean that person so designated by the Participant on a Request Form delivered to the Administrator. In the event that no validly designated Beneficiary is living at the time of a Participant’s death, the estate of the Participant shall be deemed the Participant’s Beneficiary.
Board.
     Board shall mean the board of directors of the Corporation.
Code.
     Code shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.
Committee.
     Committee shall mean a committee designated by the Board to have the general responsibility for the administration of the Plan.
     Subject to the express provisions of the Plan, the Committee shall have plenary authority in its sole and absolute discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations necessary or advisable for administering the Plan. The Committee’s determinations on the foregoing matters shall be conclusive.
Common Stock.
     Common Stock shall mean Common Stock of the Corporation.
Compensation.
     Compensation shall mean, for any Participant for any payroll period, the Participant’s compensation which is subject to an election to defer under The Scottish Bank 401(k) Profit Sharing Plan.
Corporation.
     Corporation shall mean TSB Financial Corporation, which owns 100% of the capital stock of the Bank.
Date of Grant.
     Date of Grant shall mean the first day of each Option Period.
Employee.
     Employee shall mean a person that is classified as an employee on the payroll records of an Employer (regardless of such person’s legal status or for the purpose of other laws relating to employees).
Employer.
     Employer shall mean the Bank, the Corporation and any Subsidiary of the Corporation that adopts the Plan and is designated by the Committee as an employer participating in the Plan.
Exercise Date.
     Exercise Date shall mean the final day of each Option Period.
Fair Market Value.
     Fair Market Value of a share of Common Stock for each Option Period shall mean the price of the Corporation’s Common Stock determined by the Committee pursuant to this section 0, provided, however, that such fair market value shall be no less than the par value of the Common Stock.
     If the Corporation’s shares of Common Stock are:

Actively traded on any national securities exchange or NASDAQ system that reports their sales prices, fair market value shall be the average of the high and low sales prices per share on the Valuation Date;
Otherwise traded over the counter, fair market value shall be the average of the final bid and asked prices for the shares of Common Stock as reported for the Valuation Date; or
Otherwise traded, whether via a bulletin board system, a non-bulletin board system, or otherwise informally traded, fair market value shall be the weighted average of the prices paid for shares of Common Stock in transactions which are determined by the Committee to have occurred during the ninety (90) day period preceding the Valuation Date, and if no transactions are identified by the Committee to have occurred during such period, the fair market value shall be the weighted average of the prices paid for the one hundred (100) shares of Common Stock which are determined by the Committee to have been the shares most recently bought and sold prior to the Valuation Date. Notwithstanding anything to the contrary herein, the Committee shall not consider, for the purposes of determining Fair Market Value under this section 0(c), any transaction involving Common Stock that the Committee determines to be owned (or beneficially owned) by an Employee or member of the Board, or owned (or beneficially owned) by a family member of such a party. For the purposes of this section 0(c), a “family member” means a party’s parent, grandparent, sibling, spouse or child.
Lump Sum Contribution Date.
     Lump Sum Contribution Date shall mean that date during an Option Period, established by the Committee, by which all lump sum contributions elected under section 0 are due and payable in full. Such date shall not be later than the Exercise Date.
Option.
     Option shall mean a right to purchase Common Stock under the Plan.
Option Period.
     For 2007, Option Period shall mean the period extending from March 1, 2007, through December 31, 2007. Thereafter, Option Period shall mean the twelve-month period extending from January 1 through December 31 of each year that the Plan is in effect. The Plan may terminate during an Option Period as provided herein.
Option Price.
     Option Price for each Option Period shall mean the purchase price of Common Stock determined under section 0.
Participant.
     Participant shall mean any eligible Employee who has elected to participate in the Plan under section 0.
Plan.
     Plan shall mean the TSB Financial Corporation 2007 Employee Stock Purchase Plan, as amended and in effect from time to time.
Request for Participation Form, or Request Form.
     Request for Participation Form, or Request Form, shall mean an Employee’s enrollment form, containing such terms and provisions as may be required by the Administrator for each Option Period.
Subsidiary.
     Subsidiary shall mean any present or future corporation which is a “subsidiary corporation” of the Corporation as defined in Code Section 424.
Valuation Date.
     Valuation Date shall mean those dates on which the Fair Market Value of the Common Stock is measured under section 0 in order to determine the Option Price.
     Except when otherwise indicated by the context, the definition of any term herein in the singular may also include the plural.
ELIGIBILITY AND PARTICIPATION
Eligibility.
     Each Employee whose most recent date of hire by an Employer is on or before the 15th day of the month immediately prior to the Date of Grant of an Option Period, who is actively employed by an Employer on the first day of the Option Period, and who is a regular Employee customarily scheduled to work at least 20 hours each week shall be eligible to participate in the Plan for such Option Period.

     Notwithstanding the foregoing, no Employee shall be eligible to participate during any Option Period if, immediately after the Date of Grant for such Option Period, such Employee would own stock, within the meaning of Section 423(b)(3) of the Code, possessing five percent or more of the total combined voting power or value of all classes of stock of the Corporation. For purposes of this section, the attribution rules of Code Section 424(d) shall apply in determining stock ownership of any Employee, and stock which the Employee may purchase under outstanding options shall be treated as stock owned by the Employee.
Leave of Absence.
     For purposes of sections 0, 0 and 0 an individual on a leave of absence from an Employer shall be deemed to be an Employee for the first 90 days of such leave. For the purpose of the Plan only, such individual’s employment with an Employer shall be deemed to have terminated at the close of business on the ninetieth day of such leave, unless the individual shall have returned to regular employment with an Employer prior to the close of business on such ninetieth day. Termination of any individual’s leave of absence by an Employer, other than on account of a return to employment with an Employer, shall be deemed to terminate an individual’s employment with the Employer for all purposes of the Plan.
Participation.
     An Employee eligible to participate in the Plan under section 0 for an Option Period may become a Participant in the Plan by completing and forwarding a Request Form to the Administrator by the date established by the Committee. A new Request Form must be completed and forwarded to the Administrator for each Option Period that an eligible Employee elects to participate in the Plan. The Request Form shall authorize a regular payroll deduction, as defined in section 0, from the Employee’s Compensation during the Option Period, and/or establish the compensation percentage to be used in computing the amount of the lump sum contribution that such Employee intends to make under section 0 on the Lump Sum Contribution Date.
STOCK AVAILABLE
In General.
     Subject to adjustment as provided in section 0, an aggregate of Two Hundred Fifty Thousand (250,000) shares of Common Stock shall be available for purchase pursuant to the provisions of the Plan. The shares may be authorized and unissued shares or may be shares issued and subsequently acquired by the Corporation. If an Option under the Plan expires or terminates for any reason without having been exercised in whole or in part, the shares subject to such Option that are not purchased shall again be available for subsequent Option grants under the Plan.
Adjustment In Event of Changes In Capitalization.
     The aggregate number of shares of Common Stock reserved for purchase under the Plan, as provided in section 0, and the calculation of the Option Price per share for Options granted but not yet exercised, shall be appropriately adjusted to reflect any increase or decrease in the number of issued shares of Common Stock resulting from a stock dividend, stock split, or combination of shares, recapitalization or other change in the Corporation’s capitalization, or other distribution with respect to holders of the Corporation’s Common Stock other than normal cash dividends. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options, and with a corresponding adjustment in the Option Price per share.
Shares Unavailable.
     If, on any Exercise Date, the aggregate funds available for the purchase of Stock would purchase a number of shares in excess of the number of shares then available for purchase under the Plan pursuant to section 0, the following events shall occur:
The number of shares that would otherwise be purchased by each Participant shall be proportionately reduced on the Exercise Date in order to eliminate such excess;
The Plan shall automatically terminate immediately after the Exercise Date as of which the supply of available shares is exhausted; and
Any balance remaining in each of the Participants’ accounts shall be refunded promptly.
OPTION PROVISIONS
Option Price.
     The Option Price of Common Stock purchased for a Participant on the Exercise Date of an Option Period shall be set by the Committee at the lesser of:
     85 percent of the Fair Market Value of the Common Stock on the Date of Grant of the Option Period; or
     85 percent of the Fair Market Value of the Common Stock on the Exercise Date of the Option Period.
     The dates at which the Fair Market is measured under this section 0 shall be known as the “Valuation Date.”

Calendar Year $25,000 Limit.
     Notwithstanding anything else contained herein, no Employee may be granted an Option which permits such Employee, during any calendar year, to purchase Common Stock under this Plan, and any other qualified employee stock purchase plan (within the meaning of Code Section 423) of the Corporation and its Subsidiaries, having an aggregate fair market value, determined at the time of each Date of Grant during such calendar year, of more than $25,000.
Fixed and Determinable Number of Shares.
     Notwithstanding anything else contained herein, no Employee may be granted an Option to purchase more than Two Thousand Five Hundred (2,500) shares of Common Stock during any Option Period (such limit shall be 2,083 shares for the Option Period ending December 31, 2007).
PURCHASING COMMON STOCK
Deductions from Payroll and Lump Sum Contributions.
     For each Option Period, an Employee eligible to participate in the Plan (under section 0) may elect to participate by submitting a Request Form (under section 0), in accordance with such rules as may be adopted by the Committee from time to time. The Request Form shall either (a) authorize a payroll deduction of any whole percentage of the Employee’s Compensation payable each pay period, (b) elect a lump sum contribution amount expressed as a whole percentage of such Employee’s Compensation payable during the Option Period, or (c) make both an authorization under part (a) of this paragraph and an election under part (b) of this paragraph. The sum of any whole percentages authorized and elected under this paragraph shall not exceed 10%. The electing Employee shall pay the entire sum of any lump sum contribution amount to the Employer by the Lump Sum Contribution Date. In the event that an Employee fails to pay such sum by such date, the Employee shall be deemed to have elected to forego making the entire lump sum contribution pursuant to section 0.
Deduction and Contribution Changes and Discontinuance.
A Participant may not increase or decrease his or her payroll deduction authorized under section 0 during any Option Period.
A Participant may, however, completely discontinue his or her payroll deduction at any time, by filing a new Request Form with the Administrator. This discontinuance shall be effective on the first pay period commencing at least 25 days after receipt of the Request Form by the Administrator, and shall remain in effect for the remainder of the current Option Period.
In the event that a Participant discontinues payroll deductions, such Participant may elect to have the balance in his or her account returned to the Participant pursuant to section 0; or
held under the Plan to purchase Common Stock for the Participant under the automatic exercise provisions of section 0.
A Participant may not revise the percentage of compensation used to determine the amount of a lump sum contribution under section 0 during any Option Period. A Participant may, however, elect to stop the accrual (for the remainder of the Option Period) of the amount of the lump sum contribution due for such Option Period, or forego making the lump sum contribution altogether by filing written notice with the Administrator prior to the Lump Sum Contribution Date.
Leave of Absence; Transfer to Ineligible Status.
     If a Participant goes on a leave of absence, is transferred to employment with a Subsidiary not participating in the Plan, or remains employed with an Employer but is not customarily scheduled to work at least 20 hours each week, such Participant shall no longer be eligible for payroll deductions under the Plan, or to make a lump sum contribution under the Plan, except as otherwise provided in paragraphs (a) and (b) of this section 0.
With respect to his or her payroll deductions, such Participant shall have the right to elect to withdraw the balance in his or her account under section 0; or
discontinue payroll deductions under the Plan but remain a Participant in the Plan (unless such Participant is deemed to have terminated under section 0, in which case such Participant shall be deemed to make an election under part (a)(i) of this section 0).
If the Participant returns from a leave of absence before being deemed to have terminated employment with an Employer under section 0, and (if such Participant was not on a leave of absence during the Option Period) again becomes a full-time Employee of an Employer customarily scheduled to work at least 20 hours each week, his or her payroll deductions shall automatically recommence at the percentage level in effect immediately before the leave of absence or disqualifying change in employment status (as applicable).

With respect to his or her lump sum contribution, such Participant shall only have the right to make such contribution if, on the Lump Sum Contribution Date, the Participant has not been deemed to have ceased employment under section 0, and if such Participant was not on a leave of absence during the Option Period, has again become a full-time Employee of an Employer customarily scheduled to work at least 20 hours each week.
Participant’s Account.
     The Administrator shall establish an account in the name of each Participant. A Participant’s payroll deductions, as described above, shall be credited to the Participant’s account, without interest, until withdrawn, distributed, or used to purchase Common Stock under the Plan. All payroll deductions received or held by the Employer under the Plan may be used by the Employer for any corporate purpose, and the Employer shall not be obligated to segregate such payroll deductions.
     Lump sum contributions shall be credited to the Participant’s account, without interest, until withdrawn, distributed, or used to purchase Common Stock under the Plan. All lump sum contributions received or held by the Employer under the Plan may be used by the Employer for any corporate purpose, and the Employer shall not be obligated to segregate such lump sum contributions.
Automatic Exercise.
     Unless a Participant’s account is distributed in cash as provided by the Plan, his or her Option shall be deemed to have been exercised automatically on the Exercise Date of the Option Period for the purchase of the number of whole shares of Common Stock which the accumulated balance in such Participant’s account at that time will purchase at the Option Price.
     Fractional shares shall not be issued or purchased under the Plan. If a Participant has elected to participate in the Plan for the following Option Period, any accumulated balance that would have been used to purchase a fractional share shall be applied to such Participant’s account for the following Option Period. Otherwise, any remaining balance will be returned to the Participant (or Beneficiary, as appropriate).
     Within sixty days after the Exercise Date of each Option Period, each Participant participating in the Plan for such Option Period (or Beneficiary, as appropriate) shall receive a statement indicating the number of shares purchased for such Participant for such Option Period.
Issuance of Stock Certificates and Shareholder Rights.
     As soon as practicable after the Exercise Date of an Option Period, the Administrator shall cause Common Stock certificates representing the number of whole shares purchased for each Participant (or Beneficiary, as appropriate) to be issued by the Corporation’s transfer agent in the name of such Participant (or Beneficiary, as appropriate). As soon as practicable thereafter, the Investor Relations division shall deliver to each Participant (or Beneficiary, as appropriate) a certificate representing the number of shares of Common Stock purchased for him or her under the Plan. None of the rights or privileges of a shareholder of the Corporation shall exist with respect to Common Stock purchased under the Plan unless and until the shares of Common Stock have been issued by the Corporation and the Participant has become the record owner of the Common Stock.
Listing, Registration, and Qualification of Shares.
     The granting of Options for, and the sale and delivery of, Common Stock under the Plan, shall be subject to the effecting by the Corporation of any listing, registration, or qualification of the shares subject to that Option upon any securities exchange or under any federal or state law, or the obtaining of the consent or approval of any governmental regulatory body that the Committee deems necessary or desirable for the issue or purchase of the shares covered.
WITHDRAWAL OF DEDUCTIONS; TERMINATION OF EMPLOYMENT
Discontinuance of Deductions; Leave of Absence; Transfer to Ineligible Status.
     In the event that a Participant or his Beneficiary, as the case may be, elects to have the Participant’s account balance returned under the provisions of section 0 (discontinued deduction or contribution), 0 (deemed termination or transfer to ineligible status), 0 (retirement or disability), or 0 (death), the balance in such Participant’s account shall be returned to the Participant, in cash as soon as practicable, upon the Participant’s written request received by the Administrator no later than the 15th day of the final calendar month of the current Option Period.
Termination of Employment for Reasons Other Than Retirement, Disability, or Death.
     If a Participant terminates employment with the Employer for reasons other than retirement (voluntary termination of employment with the Employer on or after age 65), disability as determined under the Employer’s long-term disability plan, or death, the balance in the Participant’s account shall be returned to the Participant in cash as soon as practicable, and such account balance shall not be used to purchase Common Stock under the Plan.

Retirement or Disability.
      In the event a Participant terminates employment with the Employer by reason of retirement (as defined in section 0) or disability as determined under the Employer’s long-term disability plan, the provisions of this section 0 shall apply.
With respect to the balance of a Participant’s account, the Participant shall file a written election with the Administrator by the 15th day of the final calendar month of the current Option Period, indicating whether the balance is to be distributed under section 0 or used under section 0. In the event that such election is not received by such date, the Participant shall be deemed to have elected distribution under section 0. Pursuant to such election, the Participant’s account balance shall be: returned to the Participant under the provisions of section 0; or
held under the Plan and used to purchase Common Stock for the Participant under the automatic exercise provisions of section 0.
With respect to any lump sum contribution elected by a Participant for an Option Period during which this section 0 applies, the Participant shall file a written election with the Administrator by the Lump Sum Contribution Date, indicating whether the Participant elects to make a lump sum contribution under section 0 or forego making such contribution altogether under section 0. In the event that such election is not received by such date, the Participant shall be deemed to have elected to forego contribution under section 0.
Death.
In the event a Participant dies during an Option Period, the provisions of this section 0 shall apply.
With respect to the balance of a Participant’s account, the Beneficiary shall file a written election with the Administrator by the 15th day of the final calendar month of the current Option Period, indicating whether the balance is to be distributed under section 0 or used under section 0. In the event that such election is not received by such date, the Beneficiary shall be deemed to have elected distribution under section 0. Pursuant to such election, the Participant’s account balance shall be: distributed to the Participant’s Beneficiary under the provisions of section 0; or held under the Plan and used to purchase Common Stock for the Beneficiary under the automatic exercise provisions of section 0.
With respect to any lump sum contribution elected by a Participant for an Option Period during which this section 0 applies, the Beneficiary shall file a written election with the Administrator by the Lump Sum Contribution Date, indicating whether the Beneficiary elects to make a lump sum contribution under section 0 or forego making such contribution altogether under section 0. In the event that such election is not received by such date, the Beneficiary shall be deemed to have elected to forego contribution under section 0.
AMENDMENT AND TERMINATION
Amendment.
     The Committee shall have the right to amend or modify the Plan, in full or in part, at any time and from time to time; provided, however, that no amendment or modification shall:
Affect any right or obligation with respect to any grant theretofore made, unless required by law, or
Unless previously approved by the shareholders of the Corporation, where such approval is necessary to satisfy then applicable requirements of federal securities laws, the Code, or rules of any stock exchange on which the Corporation’s Common Stock is listed, in any manner materially affect the eligibility requirements set forth in sections 0 and 0, increase the number of shares of Common Stock subject to any Options issued to Participants (except as provided in section 0), or
materially increase the benefits to Participants under the Plan.
Termination.
     The Committee may terminate the Plan at any time in its sole and absolute discretion. Upon termination of the Plan, the Administrator shall give notice thereof to Participants and shall terminate all payroll deductions. Cash balances in Participants’ accounts shall be refunded promptly, and no lump sum contributions shall be accepted for such Option Period.
MISCELLANEOUS
Shareholder Approval.
     The Plan shall be approved and ratified by the shareholders of the Corporation, not later than 12 months after the Plan is approved by the Board, pursuant to Treasury regulation Section 1.423-2(c). If for any reason such approval is not given by such date, the Plan shall automatically terminate, all payroll deductions shall cease, and the balances in Participants’ accounts shall be promptly distributed to them and no lump sum contributions shall be accepted. Any

Common Stock certificates issued and delivered to Participants prior to such date, however, shall remain the property of the Participants.
Employment Rights.
     Neither the establishment of the Plan, nor the grant of any Options thereunder, nor the exercise thereof shall be deemed to give to any Employee the right to be retained in the employ of the Employer or to interfere with the right of the Employer to discharge any Employee or otherwise modify the employment relationship at any time.
Tax Withholding.
     The Administrator shall be entitled to require any Participant to remit, through payroll withholding or otherwise, any tax (including, without limitation, state and federal income tax and the Participant’s portion of FICA tax) that it determines it is so obligated to collect with respect to the issuance of Options or Common Stock hereunder, or the subsequent exercise of such Options or the sale or disposition of such Common Stock, and the Administrator shall institute such mechanisms as shall insure the collection of such taxes.
Rights Not Transferable.
     No Option granted under the Plan is assignable or transferable by any Participant, other than by will or the laws of descent and distribution. Options granted to a Participant are only exercisable, during such Participant’s lifetime, by that Participant. A Participant’s unexercised Options, in the event that a Participant dies, shall be treated pursuant to the provisions of section 0.
Effect of Certain Transactions.
     Subject to any required action by the shareholders, if the Corporation shall be the surviving or resulting entity in any merger or consolidation, or if the Corporation shall be merged for the purpose of changing the jurisdiction of its incorporation or charter, any Options granted hereunder shall pertain to and apply to the shares of stock of the Corporation or the survivor. However, in the event of a dissolution or liquidation of the Corporation, or of a merger or consolidation in which the Corporation is not the surviving or resulting entity, the Plan and any offering hereunder shall terminate upon the effective date of such dissolution, liquidation, merger or consolidation, and the balance then standing to the credit of each Participant in his or her account shall be refunded promptly.
No Repurchase of Stock by Corporation.
     The Corporation is under no obligation to repurchase from any Participant, Beneficiary, or any other party, any shares of Common Stock acquired under the Plan.
Governing Law.
     The Plan shall be governed by and construed in accordance with the laws of the State of North Carolina except to the extent such laws are preempted by the laws of the United States.

APPENDIX A
DEFINED TERMS
     The following terms shall have the following meanings under the Plan:
     “Affiliate” means (a) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (b) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.
     “Award” means the issuance of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Units, Performance Units or other awards described in Article VI hereof.
     “Award Agreement” means agreements, contracts or other instrument or communications evidencing any Award, which may, but need not, require execution or acknowledgement by a Participant.
     “Board” means the Board of Directors of the Company.
     A “Change of Control” shall (a) have the meaning set forth in an Award Agreement or (b) if there is no definition set forth in an Award Agreement, mean the occurrence of any of the following events:
     A “Change of Control” shall (a) have the meaning set forth in an Award Agreement or (b) if there is no definition set forth in an Award Agreement, mean the occurrence of any of the following events:
     (i) any “person” (as such term is defined in Section 7(j)(8)(A) of the Change in Bank Control Act of 1978), directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing twenty-five percent (25%) or more of any class of voting securities of the Company, or acquires control of in any manner the election of a majority of the directors of the Company;
     (ii) the Company consolidates or merges with or into another corporation, association, or entity, or is otherwise reorganized, where the Company is not the surviving corporation in such transaction and the holders of the voting securities of the Company immediately prior to such acquisition own less than a majority of the voting securities of the surviving entity immediately after the transaction; or
     (iii) all or substantially all of the assets of the Company are sold or otherwise transferred to or are acquired by any other corporation, association, or other person, entity, or group.
     “Code” means the Internal Revenue Code of 1986, as amended.
“Committee”means the compensation committee of the Board or such other committee of the Board as the Board may designate.
“Common Stock” means the common stock of the Company.
“Company” means TSB Financial Corporation, a North Carolina corporation, and any successor corporation to all or substantially all the assets or voting capital stock of TSB Financial Corporation that shall by appropriate action adopt the Plan.
“Eligible Individuals” means the individuals described in Section 1.3.
“Employee” means an individual who is in the employ of the Company (or any Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” means, (a) with respect to property other than Common Stock on any relevant date, the fair market value of such property determined by methods or procedures as shall be established from time to time by the Committee and (b), with respect to any share of Common Stock on any relevant date shall be determined in accordance with the following provisions:
     (i) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate.
     (ii) If the Common Stock is at the time traded on any Nasdaq market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on such Nasdaq market.
     (iii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on date in question on the Stock Exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange.
“Grant Date” with respect to an Award means the grant date for such Award as determined for financial statement reporting purposes pursuant to Financial Accounting Standards Board Statement of Financial

Accounting Standards No. (revised 2004) Share-Based Payment, as modified or supplemented or interpreted (“FAS 123R”).
“Incentive Stock Option” means an Option that satisfies the requirements of Section 422 of the Code.
“Non-Qualified Stock Option” means an Option that does not satisfy the requirements of Section 422 of the Code.
“Option” means an Incentive Stock Option or Non-Qualified Stock Option issued under the Plan.
“Participant” means any person to whom an Award is made under the Plan.
“Plan” means the TSB Financial Corporation 2007 Stock Incentive Plan, as set forth herein.
“Restricted Stock” means Common Stock awarded to a Participant pursuant to the Plan.
     “Restricted Stock Units” mean the right to receive a specified number of shares of Common Stock at a future date upon satisfaction of specified conditions.
     “Service” means the provision of services to the Company (or any Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor.
     “Stock Exchange” means the Over-the-Counter Bulletin Board, or should the Company’s Common Stock cease to be traded on the Over-the-Counter Bulletin Board, any other stock exchange, automated quotation system or trading market on which the Company’s Common Stock is then primarily listed or traded.
     “Subsidiary” means any corporation or limited liability company with respect to which the Company owns, directly or indirectly, equity interests possessing 50% or more of the total combined voting power of all classes of equity of such entity.
     “10% Stockholder” means the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of Common Stock of the Company (or any Subsidiary).

EXHIBIT B
TSB FINANCIAL CORPORATION
2007 STOCK INCENTIVE PLAN
GENERAL PROVISIONS
Purpose of the Plan
     . This Plan is intended to promote the interests of the Company by giving Eligible Individuals the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive to continue their Service. Capitalized terms used in the Plan shall have the meanings given to them in Appendix A attached hereto.
     Administration of the Plan.
     The Plan shall be administered by the Committee, which shall, subject to the terms of the Plan and applicable law, have sole and plenary power and authority to administer the Plan, including, but not limited to, the power and authority to:
select Eligible Individuals to whom Awards may be made;
determine whether and to what extent any type of Award(s), or combination thereof, are to be awarded to Eligible Individuals;
determine the number of shares of Common Stock to be covered by an Award and the other terms and conditions of such Award (including, but not limited to, the exercise price, any vesting condition, restriction or limitation, any payments, rights or other matters to be calculated in connection with any Awards, any deferred payment arrangement and any vesting acceleration or forfeiture waiver regarding any Award and any securities or other rights relating thereto);
determine whether performance criteria must be met as a condition to any rights associated with any Award, establish any such performance criteria and certify whether, and to what extent, such performance criteria have been attained;
modify, amend or adjust the terms and conditions of any Award, including, but not limited to, modifications, amendments, adjustments to, or replacement grants for, Awards if the Committee determines, in its sole discretion, that the tax consequences of an Award to the Company or a Participant differ from the consequences expected at the time an Award was granted or changes, clarifications or interpretations of tax laws or regulations permit Awards to be granted with more favorable tax consequences than originally anticipated;
determine under what circumstances, and the methods by which, an Award may be settled in cash, Common Stock, other securities, other Awards or other property or canceled, forfeited or suspended;
adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan;
interpret, administer, reconcile any inconsistency in, correct any default in and supply any omission in, the terms and provisions of the Plan and any Award issued under the Plan (and any other agreement, document, instrument, instruction or other communication relating thereto); and
otherwise oversee the administration of the Plan and make any other determination or take any other action the Committee deems necessary or desirable for the administration of the Plan.
     Except to the extent prohibited by applicable law or the applicable rules of a Stock Exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Except to the extent prohibited by applicable law or the applicable rules of a Stock Exchange, the authority of the Committee hereunder may also be exercised by the Board at any time and from time to time.

     Any determination made in respect of any Award by the Committee, the Board, or any other person pursuant to delegated authority under the provisions of the Plan, shall be made in the sole discretion of the Committee, the Board or such delegate at the time the Award is made or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee, the Board or any delegate shall be final and binding on all persons, including the Company and all Participants.
     Neither the Company nor any of its Affiliates makes any representations with respect to the tax consequences of any Award to a Participant, and by the acceptance of such Award, each Participant acknowledges the same and agrees to hold the Company and its Affiliates harmless from any adverse consequences to the Participant under the Code with respect to the Award or any underlying Shares or other property, whether resulting from any action or inaction or omission of the Company or its Affiliates pursuant to the Plan or otherwise.
     The Committee will approve and oversee procedures to be applied with respect to the granting of Awards (including the timing thereof) to promote consistency in the Company’s practices with respect to the granting of Awards and compliance with applicable laws, regulations and any applicable terms of the Plan regarding the issuance, valuation, dating and accounting treatment of Awards.
     Eligible Individuals. Only Employees are eligible to receive Awards of Incentive Stock Options. The persons eligible to receive all other Awards are (i) Employees, (ii) non-employee members of the Board or the board of directors or other similar governing body of any Subsidiary, (iii) consultants and other independent advisors who provide Services, directly or indirectly, to the Company or any Subsidiary and (iv) to the extent permitted by law, any person prospectively a member of categories (i), (ii) or (iii) above.
     Stock Subject to the Plan.
     The capital stock of the Company with respect to which Awards may be made under the Plan shall be either currently authorized but unissued shares of Common Stock or shares of Common Stock held by the Company as treasury shares, including shares acquired by purchase. Subject to adjustment as provided in Section 1.5 hereof, the maximum number of shares of Common Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 250,000 shares of Common Stock.
The shares of Common Stock that may be delivered to Participants and their beneficiaries under the Plan are subject to the following additional restrictions:
The maximum number of shares of Common Stock that may be issued in respect of Options intending to qualify as Incentive Stock Options shall be 250,000 shares;
     For Awards that are intended to be “performance-based compensation” (as that term is used for purposes of Section 162(m) of the Code) (a “Qualifying Award”), no more than 20,000 shares of Common Stock, subject to adjustment as provided in Section 1.5 hereof, may be granted pursuant to such Qualifying Awards to any one individual during any one calendar year period. The Committee, in its sole discretion, may grant an Award to any Participant with the intent that such award qualifies as a Qualifying Award. The right to receive or retain any award granted as a Qualifying Award (other than an Option or SAR) shall be conditional upon the achievement of specified performance goals during a calendar year or such other period (a “Performance Period”) as may be established by the Committee. Performance goals shall be established in writing by the Committee prior to the beginning of each Performance Period, or at such other time no later than such time as is permitted by the applicable provisions of the Code. Such performance goals, which may vary from Participant to Participant and Award to Award, shall be based upon the attainment of specific amounts of, or increases in, one or more of the following: the Fair Market Value of Common Stock, revenues, operating income, cash flow, earnings before or after income taxes (including earnings before interest, taxes depreciation and amortization), net income, net income before or after income taxes, earnings per share, shareholders’ equity, return on equity, return on investment or capital, return on assets, share price profitability or profit margins, loan growth, deposit growth, market share or strategic business objectives consisting of one or more objectives based on meeting specified business expansion goals or goals relating to acquisitions or divestitures, all whether applicable to the Company or any relevant subsidiary, or any combination thereof as the Committee may deem appropriate. Each performance goal may be expressed on an absolute and/or relative basis, may be based on, or otherwise employ, comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, may provide for the inclusion, exclusion or averaging of specified items in whole or in part, such as realized gains or losses on strategic investments, discontinued operations, extraordinary items, accounting changes, and unusual or nonrecurring items, and, in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or shares outstanding, assets or net assets. Prior to the payment of any Award granted as a Qualifying Award, the Committee shall certify in writing that the performance goals were satisfied. In determining the actual size of a Qualifying Award for a Performance Period, the Committee may, in its sole and plenary discretion reduce or eliminate the amount of the Award earned in the Performance Period, even if applicable Performance Goals have been attained.

     To the extent any shares of Common Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Common Stock are not delivered because the Award is settled in cash or such shares are used to satisfy any exercise price of such Award or any applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan; provided, however, that in no event shall such undelivered shares increase the number of shares that may be granted under the Plan as Incentive Stock Options.
     Adjustments in Common Stock. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, extraordinary distribution, split-up or spin-off or other similar change, the Committee shall cause appropriate adjustments to be made to (i) the maximum number and/or class of securities issuable under the Plan and applicable sub-limits regarding specific types of Awards and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding Award, in order to preserve the value of the Award. The adjustments determined by the Committee shall be final, binding and conclusive.
     Settlement of Awards. The obligation to make payments and distributions with respect to Awards may be (i) subject to such conditions, restrictions and contingencies as the Committee shall determine, and (ii) satisfied through cash payments, the delivery of shares of Common Stock, the issuance of replacement Awards, or any combination thereof as the Committee shall determine.
     Exchange and Buy Out Provisions; Limitations on Repricing. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, shares of Common Stock, other Awards or property based on such terms and conditions as the Committee shall determine and communicate to a Participant at the time that such offer is made. Notwithstanding the foregoing, a repricing (as defined for this purpose by Stock Exchange rules and applicable interpretations thereof), of an Option or SAR shall be permitted only with the approval of the Company’s shareholders to the extent such approval is required under the rules of the Company’s Stock Exchange.
     Substitute Awards. Awards may, in the discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of its affiliates or a company acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines (“Substitute Awards”). The number of Shares underlying any Substitute Awards shall be counted against the aggregate number of Shares available for Awards under the Plan; provided, however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding awards previously granted by an entity that is acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines shall not be counted against the aggregate number of Shares available for Awards under the Plan; provided further, however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding stock options intended to qualify for special tax treatment under Sections 421 and 422 of the Code that were previously granted by an entity that is acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines shall be counted against the aggregate number of Shares available for Incentive Stock Options under the Plan.
OPTIONS
     General. The Award of an Option entitles the Participant to purchase a specified number of shares of Common Stock at an exercise price established by the Committee.
     Award of Options. Each Option awarded under this Plan shall be subject to such terms and conditions determined by the Committee. Each Option shall be evidenced by one or more documents in the form approved by the Committee, and such Award shall be effective as of the Grant Date. A Participant’s entitlement to an Award may be conditioned on the Participant’s execution of such documents as required by the Committee.
     Exercise Price. Subject to the terms and conditions set forth herein, except as otherwise established by the Committee at the time an Option is granted and set forth in the applicable Award Agreement, the exercise price per share associated with each Option shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date of the Award.
     Exercise Procedures. An Option shall be exercisable at the times and in accordance with the procedures set forth herein and the procedures established by the Committee and set forth in the documents evidencing the Award.
     Payment of the Exercise Price.

     No Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefore is received by the Company, and the Participant has paid to the Company an amount equal to any federal, state, local and foreign income and employment taxes required to be withheld. Such payments may be made in cash (or its equivalent) or, (1) by exchanging shares of Common Stock owned by the Participant (which are not the subject of any pledge or other security interest) or (2) if there shall be a public market for the Common Stock at such time, subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell the Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate Exercise Price, or by a combination of the foregoing; provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Stock so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price and the amount of any federal, state, local or foreign income or employment taxes required to be withheld.
     Wherever in the Plan or any Award Agreement a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering shares of Common Stock, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Common Stock, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of shares from the Common Stock acquired by the exercise of the Option.
     Termination of Service. The Committee shall determine the terms and conditions on which a Participant may exercise an Option following the termination of such Participant’s Service, and such terms and conditions shall be set forth in applicable Award Agreement.
Incentive Stock Options. All Incentive Stock Options shall be subject to the following:
Incentive Stock Options may be awarded only to Employees;
An Incentive Stock Option’s exercise price per share of Common Stock shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date of the Award;
The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective Grant Date(s)) for which one or more Incentive Stock Options awarded to any Employee under the Plan (or any other option plan of the Company or any Subsidiary) may for the first time become exercisable during any one calendar year shall not exceed $100,000. To the extent an Employee holds two or more Incentive Stock Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Incentive Stock Options shall be applied on the basis of the order in which such Options are awarded; and
If an Employee to whom an Incentive Stock Option is awarded is a 10% Stockholder, then the Incentive Stock Option’s exercise price per share of Common Stock shall not be less than 110% of the Fair Market Value per share of Common Stock on the Grant Date of the Award, and the Incentive Stock Option’s term shall not exceed five years from the date of the Award.
     Rights as Stockholder. Except as provided in this Plan or in the applicable Award Agreement, a Participant holding Options shall not have, with respect to such instruments, any of the rights of a shareholder of the Company, including, the right to vote as a shareholder of the Company or any right to receive dividends.
STOCK APPRECIATION RIGHTS
     General. The Award of a Stock Appreciation Right entitles the Participant to receive, in Common Stock (unless otherwise provided in the applicable Award Agreement), value equal to (or otherwise based on) the excess of: (i) the Fair Market Value of a specified number of shares of Common Stock; over (ii) the exercise price for such shares established by the Committee for such Stock Appreciation Right, with cash payable for any fractional share of Common Stock.
     Award of Stock Appreciation Rights. Each Stock Appreciation Right awarded under this Plan shall be subject to such terms and conditions determined by the Committee. Each Stock Appreciation Right shall be evidenced by an Award Agreement, and such Award shall be effective as of the Grant Date. A Participant’s entitlement to an Award may be conditioned on the Participant’s execution of such documents as required by the Committee.

     Exercise Price. The exercise price per share associated with each Stock Appreciation Right shall be fixed by the Committee and, subject to the terms and conditions set forth herein, unless otherwise determined by the Committee at the time of grant and set forts in the applicable Award Agreement may not be less than the Fair Market Value per share of Common Stock on the Grant Date of the Award.
     Exercise Procedures. A Stock Appreciation Right shall be exercisable at the times and in accordance with the procedures set forth herein and the procedures established by the Committee and set forth in the applicable Award Agreement. Generally, a Stock Appreciation Right may be exercised by surrendering the applicable portion of such Stock Appreciation Right and, upon such exercise and surrender, the Participant shall be entitled to receive the amount described in Section 3.1.
     Termination of Service. The Committee shall determine the terms and conditions on which a Participant may exercise a Stock Appreciation Right following the termination of such Participant’s Service, and such terms and conditions shall be set forth in the documents evidencing the Award.
     Rights as Stockholder. Except as provided in this Plan or in the documents evidencing an Award of a Stock Appreciation Right, a Participant holding a Stock Appreciation Right shall not have, with respect to such instrument, any of the rights of a shareholder of the Company, including, the right to vote as a shareholder of the Company or any right to receive dividends.
RESTRICTED STOCK AND RESTRICTED STOCK UNITS
     General. An Award of Restricted Stock is a grant to a Participant of a specified number of shares of Common Stock. An Award of Restricted Stock Units is the right to receive a specified number of shares of Common Stock at a future date upon satisfaction of the conditions specified in the Award.
     Awards of Restricted Stock and Restricted Stock Units. Restricted Stock and Restricted Stock Units awarded under this Plan shall be subject to such terms and conditions determined by the Committee. Subject to the provisions of this Plan, Awards of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement, and such Award shall be effective as of the Grant Date.
     Termination of Service. The Committee shall determine the terms and conditions on which a Participant’s Restricted Stock or Restricted Stock Units shall be forfeited or subject to repurchase following the termination of such Participant’s Service, and such terms and conditions shall be set forth in the documents evidencing the Award.
     Rights as Stockholder. Except as provided in this Plan or in the documents evidencing an Award of Restricted Stock, a Participant holding Restricted Stock shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company holding the class or series of capital stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any dividends. Unless otherwise determined by the Committee, any cash dividends paid in respect of Restricted Stock shall be deferred and reinvested in additional Restricted Stock, with such additional shares being subject to the same terms and conditions as the Restricted Stock in respect of which such dividends were paid. Except as provided in this Plan or in the documents evidencing an Award of a Restricted Stock Units, a Participant holding Restricted Stock Units shall not have, with respect to such instrument, any of the rights of a shareholder of the Company, including, the right to vote as a shareholder of the Company or any right to receive dividends.
PERFORMANCE UNITS
     General. A Performance Unit is the right to receive a specified value, as established by the Committee at the time of the Award, based on the extent to which specified performance goals are achieved.
     Awards of Performance Units. Performance awarded under this Plan shall be subject to such terms and conditions determined by the Committee. Subject to the provisions of this Plan, Awards of Performance Units shall be evidenced by one or more documents in the form approved by the Committee. The performance goals applicable to a Performance Unit shall be among those specified in, and established pursuant to, Section 1.4(b)(iii) with respect to Qualified Awards. Performance Units shall be earned contingent upon the attainment of such performance goals. At the time of the Award of each Performance Unit, the Committee shall establish, with respect to each such Award, a Performance Period during which performance shall be measured.
     Performance Unit Value. Each Performance Unit shall have a maximum dollar value established by the Committee at the time of the Award. Performance Units earned will be determined by the Committee in respect of a Performance Period in relation to the degree of attainment of applicable performance goals. The measure of a Performance Unit may, in the discretion of the Committee, be equal to the Fair Market Value of one share of Common Stock.
     Settlement of Performance Units. Following the end of Performance Period, a Participant holding Performance Units will be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Units, based on the achievement of the performance goals for such Performance Period, as determined by the Committee. Payment of Performance Units shall be made in cash or Common Stock, as determined by the Committee.
Other Awards
     Common Stock Related Awards. The Committee may, in its sole and plenary discretion, grant to any Participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock or factors that may influence the value of such Common Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, awards with value and payment contingent upon the performance of the Company or specified subsidiaries, Affiliates or other business units thereof or other factors determined by the Committee. The Committee shall determine the terms and conditions of such awards in its sole and plenary discretion.
     Bonus Shares. The Committee also may, in its sole and plenary discretion, grant Common Stock as a bonus, or may grant other awards in lieu of obligations of the Company or a subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements. The Committee shall determine the terms and conditions of such awards in its sole and plenary discretion.
TRANSFERABILITY
     Transfer Restrictions. Except as set forth in Section 7.2 or as otherwise determined by the Committee, Awards may be transferred only by will or the laws of inheritance upon the death of a Participant and may not be assigned, pledged, hypothecated or transferred in any manner. Upon any attempt to assign, pledge, hypothecate or transfer an Option, a Stock Appreciation Right, Restricted Stock or Restricted Stock Unit, such Award shall immediately be cancelled and terminated.
     Transfer Exceptions. The Committee, may, in its sole discretion, to the extent permitted by applicable law, permit Awards to be assigned in whole or in part during a Participant’s lifetime as a gift or without consideration to (i) one or more members of the Participant’s immediate family, (ii) a trust in which Participant and/or one or more of such family members hold more than 50% of the beneficial interest, (iii) an entity in which more than 50% of the voting interests are owned by the Participant and/or one or more of such family members or (iv) such other transferees as may be permitted by the Committee. The terms applicable to the assigned Awards shall be the same as those in effect for such Award immediately prior to the assignment.

CHANGE OF CONTROL TRANSACTIONS
     General.
     The Committee may, in its sole and absolute discretion and on such terms and conditions as it may establish, determine that prior to or in connection with the consummation of a Change of Control, (i) any or all outstanding Awards shall become fully exercisable (if applicable), vested (if applicable) and transferable.
     Unless otherwise determined by the Committee, upon consummation of a Change of Control in which the Company is not the surviving entity, (i) all outstanding exercisable Awards, to the extent not exercised, shall terminate and cease to be outstanding, except to the extent expressly assumed by the successor entity (or parent thereof), and (ii) all unvested Awards shall be forfeited and cancelled.
     Unless otherwise determined by the Committee, upon consummation of a Change of Control in which the Company is the surviving entity, all Awards shall remain outstanding in full force and effect on the same terms and conditions.
     Settlement of Awards in Change of Control Transactions. The Committee may, in its sole and absolute discretion in connection with a Change of Control, cancel any outstanding Award and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee) equal to the product of (i) the number of shares of Common Stock or other amount of other property subject to such Award, and (ii) the amount, if any, by which (A) the formula or fixed price per share paid to holders of Common Stock pursuant to such Change of Control, exceeds (B) any exercise price associated with such Award.
     Termination of Consent and Purchase Rights. In connection with any Change of Control, the Committee shall have the right to provide for the immediate termination of any consent, repurchase or first refusal rights of the Company in respect of any outstanding Awards.
     Right to Consummate Change of Control Transactions. The issuance of Awards under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, enter into a share exchange, dissolve, liquidate or sell or transfer all or any part of its business or assets.
MISCELLANEOUS
     No Right to Company Assets. Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guaranty that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
     No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.
     No Employment Rights. The Plan does not constitute a contract of employment, and the selection of an Eligible Individual to receive an Award will not give a Participant the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.
     Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

     Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Common Stock which the Participant already owns, or through the surrender of shares of Common Stock to which the Participant is otherwise entitled under the Plan.
     Effective Date and Term. The Plan shall become effective when adopted by the Board, but no Award made under the Plan may be exercised, and no shares of Common Stock shall be issued pursuant to any Award, until the Plan is approved by the Company’s shareholders. Additionally, no Incentive Stock Option shall be deemed to have been awarded unless and until this Plan is approved by the Company’s shareholders. If such shareholder approval is not obtained within 12 months after the date of the Board’s adoption of the Plan, then all Awards made previously under the Plan shall terminate and cease to be outstanding. No further Awards may be made under the Plan upon the earlier of (i) the expiration of the ten-year period from the date the Plan is adopted by the Board, (ii) the date on which all shares of Common Stock available for issuance under the Plan shall have been issued.
     Amendment of the Plan. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects, except that no such amendment or modification that is prohibited absent shareholder approval under applicable laws, regulations, or Stock Exchange requirements shall be effective unless such required shareholder approval is obtained.
     Amendment, Modification and Cancellation of Outstanding Awards. The Committee may amend, modify, suspend, cancel, terminate, discontinue, waive any conditions or rights under, any Award, Award Agreement or related documents in any manner, prospectively or retroactively; provided, unless otherwise provided in the applicable Award Agreement, however, except as set forth in the Plan, that no such amendment, modification, alteration, suspension, discontinuation, cancellation or termination that would materially impair the rights of any Participant under any outstanding Award shall not to that extent be effective without the consent of the impaired Participant or such Participant’s representative or beneficiary.
     Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In addition to, and without limiting authority otherwise granted to the Committee hereunder, the Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 1.5 or the occurrence of a Change of Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles or law (i) whenever the Committee, in its sole and plenary discretion, determines that such adjustments are appropriate or desirable, including, without limitation, providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event, (ii) if deemed appropriate or desirable by the Committee, in its sole and plenary discretion, by providing for a cash payment to the holder of an Award in consideration for the cancellation of such Award, including, in the case of an outstanding Option or SAR, a cash payment to the holder of such Option or SAR
     Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law principles thereof.
     Severability. If any provision of this Plan or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Plan and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.
     Indemnification. No member of the Board, the Committee or any employee of the Company (each such person, a “Covered Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Covered Person shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and (ii) any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding, and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

EXHIBIT C
TSB FINANCIAL CORPORATION
AUDIT COMMITTEE CHARTER
MISSION STATEMENT OF THE AUDIT COMMITTEE
     As provided in the Bylaws of TSB Financial Corporation, the Audit Committee of the Board of Directors has as its principal charge to assist the Board of Directors in the fulfillment of its oversight responsibilities. Within this context, the Audit Committee will review the financial reporting process, the Corporation’s system of internal controls, the audit process, the Corporation’s process for monitoring compliance with laws and regulations and with the Corporation’s Code of Conduct, and such other areas as the Audit Committee may, upon its own initiative or upon the direction of the Board or at a request of management with which the Committee concurs, deem advisable to review or to investigate.
     The Audit Committee will maintain effective working relationships with the Board, with the Independent Auditors, with management, and especially with the Internal Auditor and the Regulatory Compliance Officer.
     The principal responsibility of the Board of Directors of the Corporation lies to the shareholders of the Corporation, the regulatory agencies having jurisdiction over the Corporation and its banking subsidiary, The Scottish Bank, the depositors who have entrusted their monies to the Bank, and to the employees of the Corporation and the Bank, whose livelihoods are dependent upon the success of the Bank. The Audit Committee represents the first line of defense of the Board in implementation of its responsibilities; and membership on the Audit Committee entails a firm commitment of time and judgment to the fulfillment of this acknowledged responsibility.
COMMITMENTS AND QUALIFICATIONS FOR
MEMBERSHIP ON THE AUDIT COMMITTEE
     The Audit Committee shall consist of not less than three nor more than six independent directors, selected by such method as the Board shall require.
     By accepting appointment as a member of the Audit Committee, a director agrees to dedicate such time to the fulfillment of his duties as may be required; to bring before the Committee any areas which for any reason he may feel require review or investigation; to maintain independence of judgment in assessing the results of all investigations and reviews; and to concur in and support the findings of the Committee, or, finding himself not to be in concurrence with the findings, to so advise the Committee Chairman and to provide an independent non-concurrence report to the Board at the time that the Committee’s report is given.
     Qualifications for Audit Committee membership consist of independence, public confidence, financial experience, understanding of the business of the Corporation and the Bank, and ability and willingness to offer constructive comment and criticism within the proceedings of the Committee.
     At the pleasure of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, and/or the Controller may sit on the Audit Committee, Ex Officio, without vote in the Committee’s proceedings.
     Members of the Audit Committee should not hold so many other public company directorships as to preclude their ability to devote themselves to the requirements of Audit Committee memberships. This Charter does not specify a number of such outside directorships; however, each director is left to determine, at his own discretion, what is appropriate for him, subject to the concurrence of the Chairman of the Board or of the Chairman of the Audit Committee, the decision of either being conclusive.
     Members of the Audit Committee will not participate in or vote upon any issue in which they are not completely independent or in which there may appear to be any conflict of interest.
INTERNAL ORGANIZATION AND SCHEDULE
OF THE AUDIT COMMITTEE
     The Audit Committee shall include a Chairman, a Vice-Chairman, and a Recorder. The Chairman shall be nominated within the Audit Committee and shall be elected by majority vote of the Audit Committee. The Chairman shall appoint the Vice-Chairman and the Recorder. If it pleases the Audit Committee, a Recorder may be selected from outside the Audit Committee for such portions of the Audit Committee’s proceedings as the Audit Committee may deem appropriate.
     The Audit Committee shall meet no less than quarterly, such regular quarterly meetings being timed to coincide with the availability of the quarterly reports of the Independent Auditors and to precede the publication of those reports.

Attainment of a quorum shall be required to constitute an official meeting of the Audit Committee; an attendance of fifty percent (50%) or more of the committee members shall constitute a quorum. The Audit Committee shall make recommendations to the Board, or if appropriate, to the Executive Committee of the Board, as to acceptance of or modifications to the report of the Independent Auditors.
     The Chairman of the Audit Committee, or any of its members, is authorized to call a Special Meeting of the Audit Committee whenever deemed necessary by the calling party. Such call for Special Meeting shall be communicated by most appropriate means to all members, and such call shall include a brief description of the reason for such call.
RELATIONSHIP OF INTERNAL AUDITOR AND
REGULATORY COMPLIANCE OFFICER TO
AUDIT COMMITTEE
     The Internal Auditor will sit with the Audit Committee at its regular Quarterly Meetings, except at Executive Session unless otherwise requested by the Audit Committee, and at such Special Meetings as the Audit Committee may designate. The Internal Auditor reports directly to the Audit Committee and is authorized and directed to independently contact the Chairman or Vice Chairman of the Audit Committee for any reason that the Internal Auditor deems necessary for the safety or soundness of the Corporation or the Bank. The Internal Auditor may not be appointed, be discharged, be diverted from assignments given by the Audit Committee, or have his duties, his compensation, or his position within the Bank materially altered without the concurrence of the Audit Committee.
     The Regulatory Compliance Officer will sit with the Audit Committee at the Audit Committee’s request. The Regulatory Compliance Officer is authorized and directed to contact the Chairman or Vice-Chairman of the Audit Committee for any reason that the Regulatory Compliance Officer deems necessary for the safety or soundness of the Corporation or the Bank.
     The Internal Auditor and/or the Regulatory Compliance Officer may request a special meeting of the Audit Committee by contacting the Chairman or Vice-Chairman and stating the reason for their request. The decision as to call of such Special Meeting will be at the discretion of the Chairman or the Vice-Chairman, who shall forthwith communicate the fact of said request and, if declining said request, the reason for their decision, to the members of the Audit Committee.
GENERAL RESPONSIBILITIES OF THE AUDIT COMMITTEE
     The General Responsibilities of the Audit Committee are outlined as follows, but without limiting the generality of those responsibilities:
1.	The Audit Committee shall provide open avenues of communication among the Internal Auditor, the Independent Auditors, and the Board of Directors.

2.	The Audit Committee shall report fully to the Board of Directors those matters brought before the Audit Committee and the actions taken by the Audit Committee, and shall make recommendations to the Board as the Audit Committee deems appropriate.

3.	The Audit Committee is authorized and empowered to conduct or authorize investigations into such matters as the Audit Committee may determine. The Audit Committee is authorized and empowered to retain such consultants as it deems necessary, including but not limited to, independent counsel and independent accountants or auditors.

4.	The Audit Committee is empowered to receive in a timely fashion any and all information from management that the Audit Committee deems pertinent.

5.	The Audit Committee is empowered to do whatever else is required by law or by the Articles of Incorporation or Bylaws of the Corporation. The Chairman of the Board or the Board may request or direct the Audit Committee to review or to investigate any matters that the Chairman of the Board or the Board deem advisable.

6.	The Audit Committee shall select the Independent Auditors for the Corporation. The Committee will approve in advance all fees of the Independent Auditors. The Audit Committee will review and, if appropriate, approve any dismissal of the Independent Auditors.

7.	The Audit Committee will confirm and assure the independence of the Internal Auditor and of the Independent Auditors.

8.	The Audit Committee will review all services provided by the Independent Auditors and other outside agencies, including, without limiting the generality thereof, consulting services provided to management, and the fees charged for any services.

9.	Annually, the Audit Committee shall review and update the Committee’s Charter, and submit the Charter to the Board of Directors for adoption or reaffirmation.

10.	The Audit Committee shall regularly review any reports from regulators, and such legal and regulatory matters brought before the Audit Committee that fall within the scope of the Audit Committee’s responsibilities. In the event that deficiencies are noted, the Audit Committee is empowered to, and shall, direct management to take such actions as may be required to remedy such deficiencies, shall review the actions taken by management, and shall report on these matters to the Board at its next meeting.

11.	The Audit Committee shall provide at each meeting for Executive Sessions, at which the Audit Committee may meet individually with the Internal Auditor, the Independent Auditors, and/or management to discuss any matters that these parties may wish to discuss privately with the Committee.

12.	The Audit Committee shall annually inquire of management as to the status of compliance with the Corporation’s Code of Conduct, with specific attention to the area of maintenance of confidentiality. Annually, the Committee shall report to the Board as to management’s response.

13.	The Audit Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Corporation or the Bank of concerns regarding questionable accounting or auditing matters.
SPECIFIC RESPONSIBILITIES OF THE AUDIT COMMITTEE
1.	The Audit Committee will consider, in conjunction with the Independent Auditors and the Internal Auditor, the audit scope and procedural plans proposed by the Internal Auditor and the Independent Auditors.

2.	The Audit Committee shall hear recommendations of management and of both Internal and Independent Auditors, whenever these entities wish to bring before the Audit Committee a request for employment of additional Independent Auditors or other outside resources. The decision of the Audit Committee will be conclusive as to whether such resources shall be employed, the selections of persons or firms to be employed, the employment thereof, fees and costs of such entities, and the scope of any investigations or reviews to be made pursuant to such requests or recommendations.

3.	The Audit Committee shall oversee the coordination of Internal and Independent Audit procedures, to assure the effective use of resources.
SPECIFIC RESPONSIBILITIES OF THE AUDIT COMMITTEE
WITH RESPECT TO PERIODIC EXAMINATIONS AND REPORTS
1.	The Audit Committee shall ascertain that the Independent Auditors view the Board of Directors as their client, that they will be available to the Board at least annually and to the Audit Committee upon request of the Audit Committee, and that they will provide the Audit Committee with a timely analysis of significant financial reporting issues.

2.	The Audit Committee shall inquire of management, the Internal Auditor, and the Independent Auditor, as to significant risks and exposures and will assess management’s steps to minimize them.

3.	The Audit Committee shall review with the Internal Auditor and the Independent Auditors the adequacy of the Corporation’s internal controls and any significant findings and recommendations made by the Independent Auditor or the Internal Auditor, together with management’s responses thereto.

4.	The Audit Committee will review all interim financial reports with management, the Internal Auditor, and the Independent Auditors prior to such reports being released to the public or filed with the Securities and Exchange Commission or other regulatory agencies.

5.	Prior to release of any information with respect to the final annual examination of the Bank and the Corporation, the Audit Committee will review the following with management, with the Internal Auditor, and with the Independent Auditors:
a.	The Corporation’s and the Bank’s annual financial statement and related footnotes.

b.	The Independent Auditor’s audit of and report on the financial statements.

c.	The Independent Auditor’s qualitative judgments as to the appropriateness, as opposed to the acceptability, of the accounting principles observed and the financial disclosures made, and his judgments as to the aggressiveness of the accounting principles and underlying estimates.

d.	Any serious difficulties or disputes with management encountered during the course of the Audit.

e.	Any matters required under Generally Accepted Accounting Principles to be discussed with Independent Auditors.
6.	Annually, the Audit Committee will consider and review with management and the Internal Auditor, the following:
a.	Any significant findings or results of investigations during the year, and management’s responses thereto.

b.	Any difficulties encountered by the Internal Auditor during the course of any of his investigations, including any restrictions placed upon the scope of his work or affecting access to required information.

c.	Any changes to the planned scope of management’s Internal Audit Plan that the Audit Committee thinks advisable.

d.	The budget and staffing of the Internal Audit Department.

e.	The Internal Audit Department’s compliance with the Standards for the Professional Practice of Internal Auditing as prescribed by the relevant authorities.

TSB Financial Corporation
Annual Meeting of Shareholders
To be held on May 22, 2007
This Proxy is solicited on behalf of the Board of Directors
The undersigned hereby appoints John B. Stedman, Jr., Jan H. Hollar, and Robert C. M. Thomas, and each of them singly, as Proxy, with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all shares of Common Stock of TSB Financial Corporation (the “Company”) held of record by the undersigned on March 13, 2007, at the Annual Meeting of Shareholders to be held on May 22, 2007 at 5:30 p.m. at Myers Park Country Club, 2415 Roswell Avenue, Charlotte, North Carolina, or any adjournment thereof.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS AND THIS PROXY WILL BE VOTED FOR THE PROPOSALS UNLESS THE SHAREHOLDER DIRECTS OTHERWISE, IN WHICH CASE IT WILL BE VOTED AS DIRECTED.
The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated March 23, 2007 and revokes all proxies heretofore given by the undersigned.
Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Vote on Proposal
(1)	To elect twelve (12) nominees to the Board of Directors listed below; To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.
William B. Allen
James H. Barnhardt, Jr.
William B. Barnhardt
Amy Rice Blumenthal
P.W. Davis, III
Jubal A. Early
Herbert L. Harriss
William States Lee, IV
Donald J. Sherrill
Marc H. Silverman, Jr.
John B. Stedman, Jr.
David J. Zimmerman
For ☐ Against ☐ Abstain ☐

(2)	To adopt the “TSB Financial Corporation 2007 Employee Stock Purchase Plan”;

For ☐ Against ☐ Abstain ☐

(3)	To adopt a new equity-based incentive plan entitled “TSB Financial Corporation 2007 Stock Incentive Plan”;

For ☐ Against ☐ Abstain ☐

(4)	To ratify the Board of Directors’ selection of Dixon Hughes PLLC as the Company’s independent certified accountants for the year ending December 31, 2007; and

For ☐ Against ☐ Abstain ☐

In their discretion, the proxies are authorized to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
Please mark, sign, date and return the proxy card promptly using the enclosed postage paid envelope.
For comments, please check this box and write them on the box where indicated.       ☐

Signature [Please Sign Within Box]	Date

Signature (Joint Owners)	Date
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